                                                                   Exhibit 10.8i

----------------------------------------------------------------------------------------------------------------------------------
                                                                        |   1. CONTRACT ID CODE   |     PAGE  OF  PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                      |            U            |        1   |   4
----------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.      |    3. EFFECTIVE DATE  |  4. REQUISITION/PURCHASE REG. NO.    |  5. PROJ NO. (If applicable)
       P00184                      |     same as Blk 16C   |   N00024-97-FR-54530                 |  7-03KF-54530
----------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY          CODE         |      N00024           |  7. ADMINISTERED BY               CODE |  | S3305A
                                   ------------------------|                                        ------------------------------
NAVAL SEA SYSTEM COMMAND                                   |      DCMC BUFFALO
BUYER/SYMBOL: K. Henry/SEA 0251K                           |      1103 FEDERAL BUILDING
2531 JEFFERSON DAVIS HWY                                   |      111 W. HURON STREET
ARLINGTON, VA   22242-5160                                 |      BUFFALO, NY 14202
PHONE: Area Code 703/602-8105 ext. 516                     |
----------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR       (No., street, county, State and ZIP Code)    |(x)|9A. AMENDMENT OF SOLICITATION NO.
     DUNS No: 78-999-5610                                                             |---|
                                                                                     |   |
                                                                                     |   |----------------------------------------
                                                                                     |   |9b. DATED (SEE ITEM 11)
COMPTEK FEDERAL SYSTEMS, INC.                                                        |   |
2732 TRANSIT ROAD                                                                    |---|----------------------------------------
BUFFALO, NY 14224-2523                                                               |   |10A. MODIFICATION OF CONTRACT/ORDER
                                                                                     |   |
                                                                                     | X |N00024-90-C-5208
TIN: 16-1411419                                                                      |   |----------------------------------------
-------------------------------------------------------------------------------------|   |10B. DATED (SEE ITEM 13)
CAGE CODE 0TTJ6                    | FACILITY CODE                                   |   |90 MAR 30
----------------------------------------------------------------------------------------------------------------------------------
                         11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
----------------------------------------------------------------------------------------------------------------------------------
____| The above numbered solicitations is amended as set forth in Item 14. The hour and date specified for receipt of Offers
___ is  ___ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation as amended, by one of the following method:
(a) By completing Items 8 and 15, and returning 2 copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
----------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION            (If required)

    See attached Financial Accounting Data Sheet
----------------------------------------------------------------------------------------------------------------------------------
                         13. THIS ITEM APPLIES TO MODIFICATIONS AND CONTRACTS/ORDERS.
                             IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
----------------------------------------------------------------------------------------------------------------------------------
___|A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority). THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
   |   ORDER NO. IN ITEM 10A.
----------------------------------------------------------------------------------------------------------------------------------
   |B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REPLACE THE ADMINISTRATIVE CHANGES
   |   such as changes in paying office, appropriation data, etc.)  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
----------------------------------------------------------------------------------------------------------------------------------
   |C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
   |
----------------------------------------------------------------------------------------------------------------------------------
   |D. OTHER       (Specify type of modification and authority)
 X |Unilateral Modification per Section H, Allotment of Funds Clause paragraph (b)
----------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT:       Contractor (X) is not  ( ) is required to sign this document and return    copies to the issuing office
----------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION   (Organize by UFC section headings, including solicitation/contract subject matter where feasible)




    SEE ATTACHED PAGES              TI-96-X50




Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
----------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)              |16A. NAME AND TITLE OF CONTRACTING OFFICE (Type or print)
                                                           |LCDR MELVIN G. JONES
                                                           |CONTRACTING OFFICER
----------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                 |15C. DATE SIGNED  |16B UNITED STATES OF AMERICA                   |16C. DATE SIGNED
                                        |                  |                                               |
                                        |                  |BY /s/ Melvin G. Jones, LCDR, SC, USN          |
--------------------------------------- |                  |-----------------------------------------------|
(Signature of person authorized to sign)|                  |        (Signature of Contracting Officer)     |30 DEC 96
----------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8070                                      30-105                STANDARD FORM 30           (REV 10-83)
PREVIOUS EDITION UNUSABLE                                                       Perscribed by GSA
                                                                                FAR (48 CFR) 53-243
----------------------------------------------------------------------------------------------------------------------------------

                                                                N00024-90-C-5208
                                                             Modification P00184
                                                                    Page 2 of 4



        The purposes of this modification are to: (a) create new Subline Items, and (b) provide additional funds under CLIN 0032 in the amount of $200,000.00. Accordingly Contract N00024-90-C-5208 is modified as follow:

1. SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS, is restated adding the following new Subline Items.

   0032AK - U.S. Navy shipbuilding/overhaul programs authorized for funding with SCN appropriations (SCN)(FY94)

   0032AL - U.S. Navy shipbuilding/overhaul programs authorized for funding with SCN appropriations (SCN)(FY96)

2. Funding under Clause H-2 ALLOCATION AND ALLOTMENT OF FUNDS is increased as follows:


                            EST               FIXED
            ITEM            COST               FEE             TOTAL
                           ------             -----           -------
           0032AC          46,729             3,271            50,000
           0032AK          93,458             6,542           100,000
           0032AL          46,729             3,271            50,000
                           ------             -----            ------
                          186,916            13,084           200,000









             REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK

                                                                N00024-90-C-5208
                                                             Modification P00184
                                                                     Page 3 of 4



3. Accordingly the amount funded to date is increased by $200,000.00 from $43,831,132.00 to a new total of $44,031,132.00 apportioned as follows:

ITEM    ESTIMATED COST      COM     FIXED FEE        AMOUNT    CATEGORY

SUB
TOTAL      35,673,496     26,344    2,497,950    38,197,790

0031AA      1,199,066          0       83,935     1,283,001    O&MN
0031AB        894,528          0       62,618       957,146    RDT&E,N
0031AC         70,093          0        4,907        75,000    SCN(FY89)
0031AD        495,327          0       34,673       530,000    SCN(FY91)
0031AE        355,139          0       24,861       380,000    SCN(FY94)
0031AF        544,860          0       38,140       583,000    OPN
0031AG              0          0            0             0    WPN
0031AH              0          0            0             0    APN
0031AJ              0          0            0             0    FMS
0031AK              0          0            0             0    DBOF
0031AL              0          0            0             0    OTHER
0031AM        157,192          0       11,003       168,195    SCN(FY90)
0031AN        523,364          0       36,636       560,000    O&MNR
0031AP        154,206          0       10,794       165,000    SCN(FY93)
003lAR         70,093          0        4,907        75,000    SCN(FY92)
0031AS        186,916          0       13,084       200,000    SCN(FY96)
0031AT         37,383          0        2,617        40,000    DOD-R&D
0031AU         29,907          0        2,093        32,000    SCN(FY88)
0031AV         60,748          0        4,252        65,000    FMS AUSTRALIAN
0031AW        140,187          0        9,813       150,000    SCN(FY95)
              -------          -        -----       -------
TOTAL       4,919,009          0      344,333     5,263,342


TOTAL      40,592,505     26,344    2,842,283    43,461,132

                                                                N00024-90-C-5208
                                                             Modification P00184
                                                                     Page 4 of 4

ITEM  ESTIMATED COST      COM     FIXED FEE       AMOUNT     CATEGORY

SUB
TOTAL     40,592,505    26,344    2,842,283    43,461,132

0032AA       252,336         0       17,664       270,000    O&MN
0032AB        93,458         0        6,542       100,000    RDT&E,N
0032AC        46,729         0        3,271        50,000    SCN(FY91)
0032AD             0         0            0             0    OPN
0032AE             0         0            0             0    WPN
0032AF             0         0            0             0    APN
0032AG             0         0            0             0    FMS
0032AH             0         0            0             0    DBOF
0032AJ                                                  0    OTHER
0032AK        93,458         0        6,542       100,000    SCN(FY94)
0032AL        46,729         0        3,271        50,000    SCN(FY96)
             -------         -       ------       -------
TOTAL        532,710         0       37,290       570,000


SUB-TOTAL
TO DATE   41,125,215    26,344    2,879,573    44,031,132


3. Except as provided herein, all other terms and conditions of Contract N00024-90-C-5208 remain unchanged and in full force and effect.

                     FINANCIAL ACCOUNTING DATA SHEET - NAVY

------------------------------------------------------------------------------------------------------------------------------------
1. CONTRACT NUMBER (CRITICAL)     |2. (SPIIN) (CRITICAL)  |3. MOD (CRITICAL)      | 4.PR NUMBER                         PAGE _ OF _
N0002490C5208                     |                       |                       |                       (TI 96-X50)
                                  |                       |      P00184           |  N0002497FR5430
------------------------------------------------------------------------------------------------------------------------------------
5.       |6. LINE OF ACCOUNTING                                                                         |7.         |
         -----------------------------------------------------------------------------------------------|           |
         |A.        |B.           |C.         | D. |  E.  | F. |G. |H.        | I.|  J.  | K.           |           | NAVY INTERNAL
CLIN/SLIN| ACRN     |APPROPRIATION| SUBHEAD   | OBJ| PARM |RFM |SA |AAA       | TT|  PAA |   COST CODE  |  AMOUNT   |  USE ONLY
         |(CRITICAL)|  (CRITICAL) | (CRITICAL)| CLA|      |    |   |(CRITICAL)|   |      | -------------| (CRITICAL)| REF DOC/ACRN
         |          |             |           |    |      |    |   |          |   |      |PROJ     PDLI |           |
         |          |                         |    |      |    |   |          |   |      |UNIT MCC & SUF|           |
------------------------------------------------------------------------------------------------------------------------------------

0032AC      EP        1711611         8386      000  WB    WCL   0    068342 2D  000000  21879 429 0010  $50,000.00  N0002491PD77007
                                                                                                                         (LHD 5)

0032AK      KE        1741611         8386      000  WB    WCL   0    068342 2D  000000  22202 429 001A $100,000.00  N0002494PD77027
                                                                                                                         (LHD 6)

0032AL      PH        1761711         8386      000  WB    WCL   0    068342 2D  000000  23027 400 001A  $50,000.00  N0002496PD77025
                                                                                                                         (LHD 7)













------------------------------------------------------------------------------------------------------------------------
                                                                                             PAGE TOTAL | $200,000.00   |
                                                                                                        | --------------|
                                                                                            GRAND TOTAL |               |
------------------------------------------------------------------------------------------------------------------------------------
PREPARED/AUTHORIZED BY: CDR M. Ross, USN, SEA 91K1                            |  COMPTROLLER APPROVAL:
                                                                              |
      /s/ M. Ross                                                             |                      /s/  V. Jefferson
                                                                              |       V. Jefferson 703-602-3130 X 212
                                                                              |       BY DIRECTION OF
                                                                              |       CAPT V. H. ACKLEY
                                                                              |       DEPUTY COMMANDER/CONTROLLER
DATE: 11/4/96                                                                 |  DATE: 12/19/96
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                        |   1. CONTRACT ID CODE   |     PAGE  OF  PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                      |            U            |        1   |   4
----------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.      |    3. EFFECTIVE DATE  |  4. REQUISITION/PURCHASE REG. NO.    |  5. PROJ NO. (If applicable)
       POO185                      |     same as Blk 16C   |   N00024-97-FR-54533                 |  7-03KF-54533
----------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY          CODE         |      N00024           |  7. ADMINISTRATED BY              CODE |  | S3305A
                                   ------------------------|                                        ------------------------------
NAVAL SEA SYSTEMS COMMAND                                   |      DCMC BUFFALO
BUYER/SYMBOL: K. Henry/SEA 0251K                           |      1103 FEDERAL BUILDING
2531 JEFFERSON DAVIS HWY                                   |      111 W. HURON STREET
ARLINGTON, VA  22242-5160                                  |      BUFFALO, NY 14202
PHONE: Area Code 703/602-8105 ext. 516                     |
----------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR       (No., street, county, State and ZIP Code)    |(x)|9A. AMENDMENT OF SOLICITATION NO.
     DUNS No: 78-999-5610                                                            |---|
                                                                                     |   |
                                                                                     |   |----------------------------------------
                                                                                     |   |9b. DATED (SEE ITEM 11)
COMPTEK FEDERAL SYSTEMS, INC.                                                        |   |
2732 TRANSIT ROAD                                                                    |---|----------------------------------------
BUFFALO, NY 14224-2523                                                               |   |10A. MODIFICATION OF CONTRACTER/ODER
                                                                                     |   |
                                                                                     | X |N00024-90-C-5208
TIN: 16-1411419                                                                      |   |----------------------------------------
-------------------------------------------------------------------------------------|   |10B. DATED (SEE ITEM 13)
CAGE CODE OTTJ6                    | FACILITY CODE                                   |   |90 MAR 30
----------------------------------------------------------------------------------------------------------------------------------
                         11. THIS ITEM ONLY APPIES TO AMENDMENTS OF SOLICITATIONS
----------------------------------------------------------------------------------------------------------------------------------
____| The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
___ is  ___ is not extended

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation as amended, by one of the following methods:
(a) By completing Items 8, 15, and returning 2 copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.
FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amemdment, and is received prior to the opening hour and date specified.
----------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION            (If required)

    See attacted Financial Accounting Data Sheet
----------------------------------------------------------------------------------------------------------------------------------
                         13. THIS ITEM APPLIES TO MODIFICATIONS AND CONTRACTS/ORDERS.
                             IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
----------------------------------------------------------------------------------------------------------------------------------
___|A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority). THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
   |   ORDER NO. IN ITEM 10A.
----------------------------------------------------------------------------------------------------------------------------------
   |B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REPLACE THE ADMINISTRATIVE CHANGES
   |   such as changes in paying office, appropriation data, etc.)  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
----------------------------------------------------------------------------------------------------------------------------------
   |C. THIS SUPPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
   |
----------------------------------------------------------------------------------------------------------------------------------
   |D. OTHER       (Specify type of modification and authority)
 X |Unilateral Modification per Section H, Allotment of Funds Clause paragraph (b)
----------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT:       Contractor (X) is not  ( ) is required to sign this document and return    copies to the issuing office
----------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION   (Organize by UCF section headings, including solicitation/contract subject matter where feasible)




    SEE ATTACHED PAGES                              TI-96-X49




Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
----------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)              |16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                           |LCDR MELVIN G. JONES
                                                           |Contracting Officer
----------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                 |15C. DATE SIGNED  |16B UNITED STATES OF AMERICA                  |16C. DATE SIGNED
                                        |                  |                                               |
                                        |                  |BY /s/ Melvin G. Jones, LCDR, SC, USN          |
--------------------------------------- |                  |-----------------------------------------------|
(Signature of person authorized to sign)|                  |        (Signature of Contracting Officer)     |30 DEC 96
----------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8070                                      30-105                STANDARD FORM 30           (REV 10-83)
PREVIOUS EDITION UNUSABLE                                                       Prescribed by GSA
                                                                                FAR (48 CFR) 53-243
----------------------------------------------------------------------------------------------------------------------------------

                                                                N00024-90-C-5208
                                                             Modification P00185
                                                                     Page 2 of 4


        The purpose of this modification is to provide additional funds under CLIN 0032 in the amount of $60,000.00. Accordingly, Contract N00024-90-C-5208 is modified as follow:

1. Funding under Clause H-2 ALLOCATION AND ALLOTMENT OF FUNDS is increased as follows:


               EST     FIXED
   ITEM       COST      FEE      TOTAL
              ----      ---      -----

   0032AB    56,075    3,925    60,000















             REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK

                                                                N00024-90-C-5208
                                                             Modification P00185
                                                                     Page 3 of 4


2. The amount funded to date is increased by $60,000.00 from $44,031,132.00 to a new total of $44,091,132.00 apportioned as follows:


  ITEM   ESTIMATED COST       COM    FIXED FEE       AMOUNT       CATEGORY
SUB
TOTAL        35,673,496    26,344    2,497,950    38,197,790

0031AA        1,199,066         0       83,935     1,283,001    O&MN
0031AB          894,528         0       62,618       957,146    RDT&E,N
0031AC           70,093         0        4,907        75,000    SCN(FY89)
0031AD          495,327         0       34,673       530,000    SCN(FY91)
0031AE          355,139         0       24,861       380,000    SCN(FY94)
0031AF          544,860         0       38,140       583,000    OPN
0031AG                0         0            0             0    WPN
0031AH                0         0            0             0    APN
0031AJ                0         0            0             0    FMS
0031AK                0         0            0             0    DBOF
0031AL                0         0            0             0    OTHER
0031AM          157,192         0       11,003       168,195    SCN(FY90)
0031AN          523,364         0       36,636       560,000    O&MNR
0031AP          154,206         0       10,794       165,000    SCN(FY93)
0031AR           70,093         0        4,907        75,000    SCN(FY92)
0031AS          186,916         0       13,084       200,000    SCN(FY96)
0031AT           37,383         0        2,617        40,000    DOD-R&D
0031AU           29,907         0        2,093        32,000    SCN(FY88)
0031AV           60,748         0        4,252        65,000    FMS AUSTRALIAN
0031AW          140,187         0        9,813       150,000    SCN(FY95)
                -------         -        -----       -------
TOTAL         4,919,009         0      344,333     5,263,342



TOTAL        40,592,505    26,344    2,842,283    43,461,132

                                                                N00024-90-C-5208
                                                             Modification P00185
                                                                     Page 4 of 4

 ITEM  ESTIMATED COST     COM     FIXED FEE       AMOUNT    CATEGORY
SUB
TOTAL     40,592,505    26,344    2,842,283    43,461,132

0032AA       252,336         0       17,664       270,000    O&MN
0032AB       149,533         0       10,467       160,000    RDT&E,N
0032AC        46,729         0        3,271        50,000    SCN(FY91)
0032AD             0         0            0             0    OPN
0032AE             0         0            0             0    WPN
0032AF             0         0            0             0    APN
0032AG             0         0            0             0    FMS
0032AH             0         0            0             0    DBOF
0032AJ                                                  0    OTHER
0032AK        93,458         0        6,542       100,000    SCN(FY94)
0032AL        46,729         0        3,271        50,000    SCN(FY96)
              ------         -        -----        ------
TOTAL        588,785         0       41,215       630,000


SUB-TOTAL
TO DATE   41,181,290    26,344    2,883,498    44,091,132


3. Except as provided herein, all other terms and conditions of Contract N00024-90-C-5208 remain unchanged and in full force and effect.

------------------------------------------------------------------------------------------------------------------------------------
                                                  FINANCIAL ACCOUNTING DATA SHEET
------------------------------------------------------------------------------------------------------------------------------------
1. DOCUMENT NUMBER (PIIN)|2.SUPPL|3. DATE EFFECTIVE|4. PROCUREMENT REQUEST NO. |5. PAYING OFC| 6.TYPE OF MOD.|7.TAC
                         |   PIIN|   YR.  MO.  DA. |     N0002497FR54533       |             |               |
  N0002490C5208          |       |       |    |    |     TI# 96-X49            |             |   P00185      |
------------------------------------------------------------------------------------------------------------------------------------
8.|9.             |10.  |11. |12. |13. |14. |15.                   ACCOUNTING DATA                                    |16.
A |               |     |    |    |    |    |-------------------------------------------------------------------------| AMOUNT
C |   REFERENCE   | REF |    |    |    |    |A.  |B.       |C.   |D.   | E. BCN  |F. |G.  |H.  |I.  |J.   COST CODE   |
T |   DOCUMENT    | ACRN|CLIN|SLIN|QTY |UNIT|ACRN|APPROPRI-| SUB-| OBJ |---------| SA| AAA|  TT| PAA|-----------------|
C |    NUMBER     |     |    |    |    |    |    | ATION   | HEAD|CLASS|PARM | RM|   |    |    |    |PROJ. |MCC|PLLI&S|
O |               |     |    |    |    |    |    |         |     |     |     |   |   |    |    |    |UNIT  |   |      |
D |               |     |    |    |    |    |    |         |     -----------------------------------------------------
E |               |     |    |    |    |    |    |         |     |K. OTHER THAN NAVY ACCOUNTING DATA                  |
------------------------------------------------------------------------------------------------------------------------------------
  N0002497AF185XG        0032  AB            PE   1771319   85XG  000   SA    SCL  0 068342 2D 980360 S2283  000 0010  $   60,000.00




















------------------------------------------------------------------------------------------------------------------------------------
                                                                                        TOTAL                         |$   60,000.00
------------------------------------------------------------------------------------------------------------------------------------
17. FINANCIALL MANAGER                        | 18. COMPTROLLER CLEARANCE
  JAN PAUL HOPE, PMS317F                      |
------------------------------------------------------------------------------------------------------------------------------------
SIGNATURE                   | DATE            | OBLIGATION OF FUNDS IS AUTHORIZED    | SIGNATURE                         |DATE
/s/ John L. Whitehead       | 11/6/96         | IN AMOUNTS SHOWN IN SOLUMN 16 ABOVE  | 12/12/96 J. L. Pritchett          | 12/12/96
------------------------------------------------------------------------------------------------------------------------------------
NAVSEA 7300/17 (REV 7-90) (Supersedes NAVMAT 7300/10)                                J. L. Pritchett 703-602-2527
                                                                                     BY DIRECTION OF
                                                                                     CAPT V. H. ACKLEY
                                                                                     DEPUTY COMMANDER/COMPTROLLER

----------------------------------------------------------------------------------------------------------------------------------
                                                                        |   1. CONTRACT ID CODE   |     PAGE  OF  PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                      |            U            |        1   |   4
----------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.      |    3. EFFECTIVE DATE  |  4. REQUISITION/PURCHASE REG. NO.    |  5. PROJ NO. (If applicable)
       P00186                      |     same as Blk 16C   |   N00024-97-FR-54533                 |  7-03KF-54535
----------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY          CODE         |      N00024           |  7. ADMINISTERED BY               CODE |  | S3305A
                                   ------------------------|                                        ------------------------------
NAVAL SEA SYSTEMS COMMAND                                   |      DCMC BUFFALO
BUYER/SYMBOL: K. Henry/SEA 0251K                           |      1103 FEDERAL BUILDING
2531 JEFFERSON DAVIS HWY                                   |      111 W. HURON STREET
ARLINGTON, VA                                              |      BUFFALO, NY 14202
PHONE: Area Code 703/602-8105 ext. 516                     |
----------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR       (No., street, county, State and ZIP Code)    |(x)|9A. AMENDMENT OF SOLICITATION NO.
     DUNS No: 78-999-5610                                                            |---|
                                                                                     |   |
                                                                                     |   |----------------------------------------
                                                                                     |   |9b. DATED (SEE ITEM 11)
COMPTEK FEDERAL SYSTEMS, INC.                                                        |   |
2732 TRANSIT ROAD                                                                    |---|----------------------------------------
BUFFALO, NY 14224-2523                                                               |   |10A. MODIFICATION OF CONTRACT/ORDER
                                                                                     |   |
                                                                                     | X |N00024-90-C-5208
TIN: 16-1411419                                                                      |   |----------------------------------------
-------------------------------------------------------------------------------------|   |10B. DATED (SEE ITEM 13)
CAGE CODE 0TTJ6                    | FACILITY CODE                                   |   |90 MAR 30
----------------------------------------------------------------------------------------------------------------------------------
                         11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
----------------------------------------------------------------------------------------------------------------------------------
____| The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
___ is  ___ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning 2 copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
----------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION            (If required)

    See attached Financial Accounting Data Sheet
----------------------------------------------------------------------------------------------------------------------------------
                         13. THIS ITEM APPLIES TO MODIFICATIONS AND CONTRACTS/ORDERS.
                             IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
----------------------------------------------------------------------------------------------------------------------------------
___|A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority). THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
   |   ORDER NO. IN ITEM 10A.
----------------------------------------------------------------------------------------------------------------------------------
   |B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REPLACE THE ADMINISTRATIVE CHANGES
   |   such as changes in paying office, appropriation data, etc.)  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
----------------------------------------------------------------------------------------------------------------------------------
   |C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
   |
----------------------------------------------------------------------------------------------------------------------------------
   |D. OTHER       (Specify type of modification and authority)
 X |Unilateral Modification per Section H, Allotment of Funds Clause paragraph (b)
----------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT:       Contractor (X) is not  ( ) is required to sign this document and return    copies to the issuing office
----------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION   (Organize by UCF section headings, including solicitation/contract subject matter where feasible)




    SEE ATTACHED PAGES                                 TI-97-X10




Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
----------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)              |16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                           |LCDR MELVIN G. JONES
                                                           |Contracting Officer
----------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                 |15C. DATE SIGNED  |16B UNITED STATES OF AMERICA                   |16C. DATE SIGNED
                                        |                  |                                               |
                                        |                  |BY /s/ Melvin G. Jones, LCDR, SC, USN          |
--------------------------------------- |                  |-----------------------------------------------|
(Signature of person authorized to sign)|                  |        (Signature of Contracting Officer)     |30 DEC 96
----------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8070                                      30-105                STANDARD FORM 30           (REV 10-83)
PREVIOUS EDITION UNUSABLE                                                       Perscribed by GSA
                                                                                FAR (48 CFR) 53-243
----------------------------------------------------------------------------------------------------------------------------------

                                                                N00024-90-C-5208
                                                             Modification P00186
                                                                     Page 2 of 4




        The purpose of this modification is to provide additional funds under CLIN 0032 in the amount of $169,882.00. Accordingly, Contract N00024-90-C-5208 is modified as follow:

1. Funding under Clause H-2 ALLOCATION AND ALLOTMENT OF FUNDS is increased as follows:

                    EST       FIXED
        ITEM        COST      FEE         TOTAL
                    ----      ---         -----

        0032AB    158,768     11,114     169,882






REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK

                                                                N00024-90-C-5208
                                                             Modification P00186
                                                                     Page 3 of 4



2. The amount funded to date is increased by $169,882.00 from $44,091,132.00 to a new total of $44,261,014.00 apportioned as follows:

ITEM   ESTIMATED COST          COM      FIXED FEE      AMOUNT    CATEGORY

SUB
TOTAL      35,673,496        26,344     2,497,950    38,197,790

0031AA      1,199,066             0        83,935     1,283,001    O&MN
0031AB        894,528             0        62,618       957,146    RDT&E,N
003lAC         70,093             0         4,907        75,000    SCN(FY89)
0031AD        495,327             0        34,673       530,000    SCN(FY91)
0031AE        355,139             0        24,861       380,000    SCN(FY94)
0031AF        544,860             0        38,140       583,000    OPN
0031AG              0             0             0             0    WPN
0031AH              0             0             0             0    APN
0031AJ              0             0             0             0    FMS
0031AK              0             0             0             0    DBOF
0031AL              0             0             0             0    OTHER
0031AM        157,192             0        11,003       168,195    SCN(FY90)
0031AN        523,364             0        36,636       560,000    O&MNR
0031AP        154,206             0        10,794       165,000    SGN(FY93)
003lAR         70,093             0         4,907        75,000    SGN(FY92)
0031AS        186,916             0        13,084       200,000    SGN(FY96)
0031AT         37,383             0         2,617        40,000    DOD-R&D
0031AU         29,907             0         2,093        32,000    SCN(FY88)
0031AV         60,748             0         4,252        65,000    FMS AUSTRALIAN
0031AW        140,187             0         9,813       150,000    SCN(FY95)
              -------             -         -----       -------
TOTAL       4,919,009             0       344,333     5,263,342


TOTAL      40,592,505        26,344     2,842,283    43,461,132

                                                                N00024-90-C-5208
                                                             Modification P00186
                                                                     Page 4 of 4

ITEM   ESTIMATED COST          GOM     FIXED FEE      AMOUNT      CATEGORY

SUB
TOTAL     40,592,505        26,344     2,842,283    43,461,132

0032AA       252,336             0        17,664       270,000    O&MN
0032AB       308,301             0        21,581       329,882    RDT&E,N
0032AC        46,729             0         3,271        50,000    SCN(FY91)
0032AD             0             0             0             0    OPN
0032AE             0             0             0             0    WPN
0032AF             0             0             0             0    APN
0032AG             0             0             0             0    FMS
0032AH             0             0             0             0    DBOF
0032AJ                                                       0    OTHER
0032AK        93,458             0         6,542       100,000    SCN(FY94
0032AL        46,729             0         3,271        50,000    SCN(FY96)
              ------             -         -----        ------
TOTAL        747,553             0        52,329       799,882


SUB-TOTAL
TO DATE   41,340,058        26,344     2,894,612    44,261,014


3. Except as provided herein, all other terms and conditions of Contract N00024-90-C-5208 remain unchanged and in full force and effect.

                     FINANCIAL ACCOUNTING DATA SHEET - NAVY

------------------------------------------------------------------------------------------------------------------------------------
1. CONTRACT NUMBER (CRITICAL)     |2. (SPIIN) (CRITICAL)  |3. MOD (CRITICAL)      | 4.PR NUMBER                         PAGE 1 OF 1
N0002490C5208                     |                       |                       |   N0002497FR54535
                                  |                       |      P00186 N0002491  |  TIX10
------------------------------------------------------------------------------------------------------------------------------------
5.       |6. LINE OF ACCOUNTING                                                                         |7.         |
         -----------------------------------------------------------------------------------------------|           |
         |A.        |B.           |C.         | D. |  E.  | F. |G. |H.        | I.|  J.  | K.           |           | NAVY INTERNAL
CLIN/SLIN| ACRN     |APPROPRIATION| SUBHEAD   | OBJ| PARM |RFM |SA |AAA       | TT|  PAA |   COST CODE  |  AMOUNT   |  USE ONLY
         |(CRITICAL)|  (CRITICAL) | (CRITICAL)| CLA|      |    |   |(CRITICAL)|   |      | -------------| (CRITICAL)| REF DOC/ACRN
         |          |             |           |    |      |    |   |          |   |      |PROJ|   |PDLI |           |
         |          |                         |    |      |    |   |          |   |      |UNIT|MCC|& SUF|           |
------------------------------------------------------------------------------------------------------------------------------------

0032AB      PF        1771319         1450      000  SA    SDF   0    068342  2D  980360 U2039 000 0010  169,882.00  N0002497AF11450


                                                                         ***PE0603755N***




------------------------------------------------------------------------------------------------------------------------
                                                                                             PAGE TOTAL |  169,882.00   |
                                                                                                        | --------------|
                                                                                            GRAND TOTAL |               |
------------------------------------------------------------------------------------------------------------------------------------
PREPARED/AUTHORIZED BY: CAPT D. BUSCH, PEO(TAD)CA                             |  COMPTROLLER APPROVAL:
                                                                              |
      /s/ David Busch                                                         |                      /s/  C.L. Lancaster
                                                                              |       By DIRECTION OF
                                                                              |       CAPT. V. H. ACKLEY
                                                                              |       DEPUTY COMMANDER/COMPTROLLER
DATE: 12/30/96                                                                |  DATE: DEC 16 1996
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                        |   1. CONTRACT ID CODE   |     PAGE  OF  PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                      |            U            |        1   |   4
----------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.      |    3. EFFECTIVE DATE  |  4. REQUISITION/PURCHASE REG. NO.    |  5. PROJ NO. (If applicable)
       P00187                      |     same as Blk 16C   |   N00024-97-FR-54540                 |  7-03KF-54540
----------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY          CODE         |      N00024           |  7. ADMINISTERED BY               CODE |  | S3305A
                                   ------------------------|                                        ------------------------------
NAVAL SEA SYSTEMS COMMAND                                  |      DCMC BUFFALO
BUYER/SYMBOL: K. Henry/SEA 0251K                           |      1103 FEDERAL BUILDING
2531 JEFFERSON DAVIS HWY                                   |      111 W. HURON STREET
ARLINGTON, VA   22242-5160                                 |      BUFFALO, NY 14202
PHONE: Area Code 703/602-8105 ext. 516                     |
----------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR       (No., street, county, State and ZIP Code)    |(x)|9A. AMENDMENT OF SOLICITATION NO.
     DUNS No: 78-999-5610                                                            |---|
                                                                                     |   |
                                                                                     |   |----------------------------------------
                                                                                     |   |9b. DATED (SEE ITEM 11)
COMPTEK FEDERAL SYSTEMS, INC.                                                        |   |
2732 TRANSIT ROAD                                                                    |---|----------------------------------------
BUFFALO, NY 14224-2523                                                               |   |10A. MODIFICATION OF CONTRACT/ORDER
                                                                                     |   |
                                                                                     | X |N00024-90-C-5208
TIN: 16-1411419                                                                      |   |----------------------------------------
-------------------------------------------------------------------------------------|   |10B. DATED (SEE ITEM 13)
CAGE CODE 0TTJ6                    | FACILITY CODE                                   |   |90 MAR 30
----------------------------------------------------------------------------------------------------------------------------------
                         11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
----------------------------------------------------------------------------------------------------------------------------------
____| The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
___ is  ___ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning 2 copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
----------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION            (If required)

    See attached Financial Accounting Data Sheet
----------------------------------------------------------------------------------------------------------------------------------
                         13. THIS ITEM APPLIES TO MODIFICATIONS AND CONTRACTS/ORDERS.
                             IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
----------------------------------------------------------------------------------------------------------------------------------
___|A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority). THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
   |   ORDER NO. IN ITEM 10A.
----------------------------------------------------------------------------------------------------------------------------------
   |B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REPLACE THE ADMINISTRATIVE CHANGES
   |   such as changes in paying office, appropriation data, etc.)  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
----------------------------------------------------------------------------------------------------------------------------------
   |C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
   |
----------------------------------------------------------------------------------------------------------------------------------
   |D. OTHER       (Specify type of modification and authority)
 X |Unilateral Modification per Section H, Allotment of Funds Clause paragraph (b)
----------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT:       Contractor (X) is not  ( ) is required to sign this document and return    copies to the issuing office
----------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION   (Organize by UCF section headings, including solicitation/contract subject matter where feasible)




    SEE ATTACHED PAGES                               TIs 97-X18
                                                         97-X19



Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
----------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)              |16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                           |LCDR MELVIN G. JONES
                                                           |Contracting Officer
----------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                 |15C. DATE SIGNED  |16B UNITED STATES OF AMERICA                   |16C. DATE SIGNED
                                        |                  |                                               |
                                        |                  |BY /s/ Melvin G. Jones, LCDR, SC, USN          |
--------------------------------------- |                  |-----------------------------------------------|
(Signature of person authorized to sign)|                  |        (Signature of Contracting Officer)     |30 DEC 96
----------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8070                                      30-105                STANDARD FORM 30           (REV 10-83)
PREVIOUS EDITION UNUSABLE                                                       Perscribed by GSA
                                                                                FAR (48 CFR) 53-243
----------------------------------------------------------------------------------------------------------------------------------

                                                                N00024-90-C-5208
                                                             Modification P00187
                                                                     Page 2 of 4




        The purpose of this modification is to provide additional funds under CLIN 0032 in the amount of $357,000.00. Accordingly, Contract N00024-90-C-5208 is modified as follow:

1. Funding under Clause H-2 ALLOCATION AND ALLOTMENT OF FUNDS is increased as follows:

                     EST       FIXED
         ITEM        COST      FEE       TOTAL
                     ----      ---       -----

        0032AA      333,645   23,355    357,000




              REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK

                                                                N00024-90-C-5208
                                                             Modification P00187
                                                                     Page 3 of 4




2. The amount funded to date is increased by $357,000.00 from 44,261,014.00 to a new total of $44,618,014.00 apportioned as follows:

 ITEM  ESTIMATED COST         COM       FIXED FEE      AMOUNT     CATEGORY

SUB
TOTAL      35,673,496        26,344     2,497,950    38,197,790

0031AA      1,199,066             0        83,935     1,283,001    O&MN
0031AB        894,528             0        62,618       957,146    RDT&E,N
0031AC         70,093             0         4,907        75,000    SCN(FY89)
0031AD        495,327             0        34,673       530,000    SCN(FY91)
0031AE        355,139             0        24,861       380,000    SCN(FY94)
0031AF        544,860             0        38,140       583,000    OPN
0031AG              0             0             0             0    WPN
0031AH              0             0             0             0    APN
0031AJ              0             0             0             0    FMS
0031AK              0             0             0             0    DBOF
0031AL              0             0             0             0    OTHER
0031AM        157,192             0        11,003       168,195    SCN(FY90)
003lAN       523,364             0        36,636       560,000     O&MNR
0031AP        154,206             0        10,794       165,000    SCN(FY93)
003lAR        70,093             0         4,907        75,000     SCN(FY92)
0031AS        186,916             0        13,084       200,000    SCN(FY96)
0031AT         37,383             0         2,617        40,000    DOD-R&D
0031AU         29,907             0         2,093        32,000    SCN(FY88)
0031AV         60,748             0         4,252        65,000    FMS AUSTRALIAN
0031AW        140,187             0         9,813       150,000    SCN(FY95)
              -------             -         -----       -------
TOTAL       4,919,009             0       344,333     5,263,342


TOTAL      40,592,505        26,344     2,842,283    43,461,132

                                                                N00024-90-C-5208
                                                             Modification P00187
                                                                     Page 4 of 4





 ITEM  ESTIMATED COST         COM       FIXED FEE      AMOUNT     CATEGORY

SUB
TOTAL      40,592,505        26,344     2,842,283    43,461,132

0032AA        585,981             0        41,019       627,000    O&MN
0032AB        308,301             0        21,581       329,882    RDT&E,N
0032AC         46,729             0         3,271        50,000    SCN(FY91)
0032AD              0             0             0             0    OPN
0032AE              0             0             0             0    WPN
0032AF              0             0             0             0    APN
0032AG              0             0             0             0    FMS
0032AH              0             0             0             0    DBOF
0032AJ                                                        0    OTHER
0032AK         93,458             0         6,542       100,000    SCN(FY94
0032AL         46,729             0         3,271        50,000    SCN(FY96)
              -------             -         -----       -------
TOTAL       1,081,198             0        75,684     1,156,882

SUB-TOTAL
TO DATE    41,673,703        26,344     2,917,967    44,618,014

3. Except as provided herein, all other terms and conditions of Contract N00024-90-C-5208 remain unchanged and in full force and effect.

                     FINANCIAL ACCOUNTING DATA SHEET - NAVY

------------------------------------------------------------------------------------------------------------------------------------
1. CONTRACT NUMBER (CRITICAL)     |2. (SPIIN) (CRITICAL)  |3. MOD (CRITICAL)      | 4.PR NUMBER                         PAGE 1 OF 1
N0002490C5208                     |                       |                       |
                                  |                       |      P00187           |  N0002497TITI-X18
------------------------------------------------------------------------------------------------------------------------------------
5.       |6. LINE OF ACCOUNTING                                                                         |7.         |
         -----------------------------------------------------------------------------------------------|           |
         |A.        |B.           |C.         | D. |  E.  | F. |G. |H.        | I.|  J.  | K.           |           | NAVY INTERNAL
CLIN/SLIN| ACRN     |APPROPRIATION| SUBHEAD   | OBJ| PARM |RFM |SA |AAA       | TT|  PAA |   COST CODE  |  AMOUNT   |  USE ONLY
         |(CRITICAL)|  (CRITICAL) | (CRITICAL)| CLA|      |    |   |(CRITICAL)|   |      | -------------| (CRITICAL)| REF DOC/ACRN
         |          |             |           |    |      |    |   |          |   |      |PROJ     PDLI |           |
         |          |                         |    |      |    |   |          |   |      |UNIT MCC & SUF|           |
------------------------------------------------------------------------------------------------------------------------------------

0032AA      PC        1771804         1U6N      000  SA    SDF   0    068342  2D  000000 46N0F ETS 00F0  161,000.00  N0002497RA01U6N







------------------------------------------------------------------------------------------------------------------------
                                                                                             PAGE TOTAL |  161,000.00   |
                                                                                                        | --------------|
                                                                                            GRAND TOTAL |               |
------------------------------------------------------------------------------------------------------------------------------------
PREPARED/AUTHORIZED BY: ZELMA S. PLUMMER PEO(TAD) D12                         |  COMPTROLLER APPROVAL:
                                                                              |
      /s/ Zelma S. Plummer                                                    |                     J.L. Garris 703-602-3870
                                                                              |                 BY DIRECTION OF CAPT V.H. ACKLEY
DATE: 12/5/96                                                                 |  DATE: 12/16/96 DEPUTY COMMANDER/COMPTROLLER X40
------------------------------------------------------------------------------------------------------------------------------------

                     FINANCIAL ACCOUNTING DATA SHEET - NAVY

------------------------------------------------------------------------------------------------------------------------------------
1. CONTRACT NUMBER (CRITICAL)     |2. (SPIIN) (CRITICAL)  |3. MOD (CRITICAL)      | 4.PR NUMBER                         PAGE 1 OF 1
N0002490C5208                     |                       |                       |
                                  |                       |      P00187           |  N0002497 TI-X19
------------------------------------------------------------------------------------------------------------------------------------
5.       |6. LINE OF ACCOUNTING                                                                         |7.         |
         -----------------------------------------------------------------------------------------------|           |
         |A.        |B.           |C.         | D. |  E.  | F. |G. |H.        | I.|  J.  | K.           |           | NAVY INTERNAL
CLIN/SLIN| ACRN     |APPROPRIATION| SUBHEAD   | OBJ| PARM |RFM |SA |AAA       | TT|  PAA |   COST CODE  |  AMOUNT   |  USE ONLY
         |(CRITICAL)|  (CRITICAL) | (CRITICAL)| CLA|      |    |   |(CRITICAL)|   |      | -------------| (CRITICAL)| REF DOC/ACRN
         |          |             |           |    |      |    |   |          |   |      |PROJ     PDLI |           |
         |          |                         |    |      |    |   |          |   |      |UNIT MCC & SUF|           |
------------------------------------------------------------------------------------------------------------------------------------

0032AA      PC        1771804         1U6N      000  SA    SDF   0    068342  2D  000000 46N0F ETS 00F0  196,000.00  N0002497RA01U6N







------------------------------------------------------------------------------------------------------------------------
                                                                                             PAGE TOTAL |  196,000.00   |
                                                                                                        | --------------|
                                                                                            GRAND TOTAL |               |
------------------------------------------------------------------------------------------------------------------------------------
PREPARED/AUTHORIZED BY: ZELMA S. PLUMMER PEO(TAD) D12                         |  COMPTROLLER APPROVAL:
                                                                              |
      /s/ Zelma S. Plummer                                                    |                   /s/  J.L. Garris 703-602-3870
                                                                              |                   BY DIRECTION OF CAPT V.H. ACKLEY
DATE: 12/5/96                                                                 |  DATE: 12/16/1996 DEPUTY COMMANDER/COMPTROLLER X40
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                        |   1. CONTRACT ID CODE   |     PAGE  OF  PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                      |            U            |        1   |   4
----------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.      |    3. EFFECTIVE DATE  |  4. REQUISITION/PURCHASE REG. NO.    |  5. PROJ NO. (If applicable)
       P00184                      |     same as Blk 16C   |   N00024-97-FR-54544                 |  7-03KF-54544
----------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY          CODE         |      N00024           |  7. ADMINISTERED BY               CODE |  | S3305A
                                   ------------------------|                                        ------------------------------
NAVAL SEA SYSTEM COMMAND                                   |      DCMC BUFFALO
BUYER/SYMBOL: K. Henry/SEA 0251K                           |      1103 FEDERAL BUILDING
2531 JEFFERSON DAVIS HWY                                   |      111 W. HURON STREET
ARLINGTON, VA   22242-5160                                 |      BUFFALO, NY 14202
PHONE: Area Code 703/602-8105 ext. 516                     |
----------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR       (No., street, county, State and ZIP Code)    |(x)|9A. AMENDMENT OF SOLICITATION NO.
     DUNS No:78-999-5610                                                             |---|
                                                                                     |   |
                                                                                     |   |----------------------------------------
                                                                                     |   |9b. DATED (SEE ITEM 11)
COMPTEK FEDERAL SYSTEMS, INC.                                                        |   |
2732 TRANSIT ROAD                                                                    |---|----------------------------------------
BUFFALO, NY 14224-2523                                                               |   |10A. MODIFICATION OF CONTRACT/ORDER
                                                                                     |   |
                                                                                     | X |N00024-90-C-5208
TIN: 16-1411419                                                                      |   |----------------------------------------
-------------------------------------------------------------------------------------|   |10B. DATED (SEE ITEM 13)
CAGE CODE 0TTJ6                    | FACILITY CODE                                   |   |90 MAR 30
----------------------------------------------------------------------------------------------------------------------------------
                         11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
----------------------------------------------------------------------------------------------------------------------------------
____| The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ___ is
___ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation as amended, by one of the following method:
(a) By completing Items 8 and 15, and returning 2 copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
----------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION            (If required)

    See attached Financial Accounting Data Sheet
----------------------------------------------------------------------------------------------------------------------------------
                         13. THIS ITEM APPLIES TO MODIFICATIONS AND CONTRACTS/ORDERS.
                             IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
----------------------------------------------------------------------------------------------------------------------------------
___|A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority). THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
   |   ORDER NO. IN ITEM 10A.
----------------------------------------------------------------------------------------------------------------------------------
   |B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REPLACE THE ADMINISTRATIVE CHANGES
   |   such as changes in paying office, appropriation data, etc.)  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
----------------------------------------------------------------------------------------------------------------------------------
   |C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
   |
----------------------------------------------------------------------------------------------------------------------------------
   |D. OTHER       (Specify type of modification and authority)
 X |Unilateral Modification per Section H, Allotment of Funds Clause paragraph (b)
----------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT:       Contractor (X) is not  ( ) is required to sign this document and return    copies to the issuing office
----------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION   (Organize by UFC section headings, including solicitation/contract subject matter where feasible)




    SEE ATTACHED PAGES                                TI-97-X08




Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
----------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)              |16A. NAME AND TITLE OF CONTRACTING OFFICE (Type or print)
                                                           |LCDR MELVIN G. JONES
                                                           |CONTRACTING OFFICER
----------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                 |15C. DATE SIGNED  |16B UNITED STATES OF AMERICA                   |16C. DATE SIGNED
                                        |                  |                                               |
                                        |                  |BY /s/ Melvin G. Jones, LCDR, SC, USN          |
--------------------------------------- |                  |-----------------------------------------------|
(Signature of person authorized to sign)|                  |        (Signature of Contracting Officer)     |30 DEC 96
----------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8070                                      30-105                STANDARD FORM 30           (REV 10-83)
PREVIOUS EDITION UNUSABLE                                                       Perscribed by GSA
                                                                                FAR (48 CFR) 53-243
----------------------------------------------------------------------------------------------------------------------------------

                                                                N00024-90-C-5208
                                                             Modification P00188
                                                                     Page 2 of 4

        The purpose of this modification is to provide additional funds under CLIN 0032 in the amount of $450,000.00. Accordingly, Contract N00024-90-C-5208 is modified as follow:

1. Funding under Clause H-2 ALLOCATION AND ALLOTMENT OF FUNDS is increased as follows:

                     EST      FIXED
         ITEM        COST      FEE       TOTAL
         ----        ----      ---       -----

        0032AA      430,561   29,439    450,000



              REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK

                                                                N00024-90-C-5208
                                                             Modification P00188
                                                                     Page 3 of 4



2. Accordingly the amount funded to date is increased by $450,000.00 from $44,618,014.00 to a new total of $45,068,014.00 apportioned as follows:

ITEM  ESTIMATED COST          COM      FIXED FEE      AMOUNT    CATEGORY

SUB
TOTAL     35,673,496        26,344     2,497,950    38,197,790
0031AA     1,199,066             0        83,935     1,283,001    O&MN
0031AB       894,528             0        62,618       957,146    RDT&E,N
0031AC        70,093             0         4,907        75,000    SCN(FY89)
0031AD       495,327             0        34,673       530,000    SCN(FY91)
0031AE       355,139             0        24,861       380,000    SCN(FY94)
0031AF       544,860             0        38,140       583,000    OPN
0031AG             0             0             0             0    WPN
0031AH             0             0             0             0    APN
0031AJ             0             0             0             0    FMS
0031AK             0             0             0             0    DBOF
0031AL             0             0             0             0    OTHER
0031AM       157,192             0        11,003       168,195    SCN(FY9O)
0031AN       523,364             0        36,636       560,000    O&MNR
0031AP       154,206             0        10,794       165,000    SCN(FY93)
0031AR        70,093             0         4,907        75,000    SCN(FY92)
0031AS       186,916             0        13,084       200,000    SCN(FY96)
0031AT        37,383             0         2,617        40,000    DOD-R&D
0031AU        29,907             0         2,093        32,000    SCN(FY88)
0031AV        60,748             0         4,252        65,000    FMS AUSTRALIAN
0031AW       140,187             0         9,813       150,000    SCN(FY9S)
             -------             -         -----       -------
TOTAL      4,919,009             0       344,333     5,263,342


TOTAL     40,592,505        26,344     2,842,283    43,461,132

                                                                N00024-90-C-5208
                                                             Modification P00188
                                                                     Page 4 of 4


ITEM  ESTIMATED COST         COM       FIXED FEE      AMOUNT     CATEGORY

SUB
TOTAL     40,592,505        26,344     2,842,283    43,461,132

0032AA     1,006,542             0        70,458     1,077,000    O&MN
0032AB       308,301             0        21,581       329,882    RDT&E,N
0032AC        46,729             0         3,271        50,000    SCN(FY9I)
0032AD             0             0             0             0    OPN
0032AE             0             0             0             0    WPN
0032AF             0             0             0             0    APN
0032AG             0             0             0             0    FMS
0032AH             0             0             0             0    DBOF
0032AJ                                                       0    OTHER
0032AK        93,458             0         6,542       100,000    SCN(FY94
0032AL        46,729             0         3,271        50,000    SCN(FY96)
              ------             -         -----        ------
TOTAL      1,501,759             0       105,123     1,606,882



SUB-TOTAL
TO DATE   42,094,264        26,344     2,947,406    45,068,014


3. Except as provided herein, all other terms and conditions of Contract N00024-90-C-5208 remain unchanged and in full force and effect.

                     FINANCIAL ACCOUNTING DATA SHEET - NAVY

------------------------------------------------------------------------------------------------------------------------------------
1. CONTRACT NUMBER (CRITICAL)     |2. (SPIIN) (CRITICAL)  |3. MOD (CRITICAL)      | 4.PR NUMBER                         PAGE 1 OF 1
N0002490C5208                     |                       |                       |
                                  |                       |      P00188           |  N0002497FR54544   TI 97-X08
------------------------------------------------------------------------------------------------------------------------------------
5.       |6. LINE OF ACCOUNTING                                                                         |7.         |
         -----------------------------------------------------------------------------------------------|           |
         |A.        |B.           |C.         | D. |  E.  | F. |G. |H.        | I.|  J.  | K.           |           | NAVY INTERNAL
CLIN/SLIN| ACRN     |APPROPRIATION| SUBHEAD   | OBJ| PARM |RFM |SA |AAA       | TT|  PAA |   COST CODE  |  AMOUNT   |  USE ONLY
         |(CRITICAL)|  (CRITICAL) | (CRITICAL)| CLA|      |    |   |(CRITICAL)|   |      | -------------| (CRITICAL)| REF DOC/ACRN
         |          |             |           |    |      |    |   |          |   |      |PROJ|   |PDLI |           |
         |          |                         |    |      |    |   |          |   |      |UNIT|MCC|& SUF|           |
------------------------------------------------------------------------------------------------------------------------------------

0032AA      PG        1771804         8U6N      000  SA    SCL   0    068342  2D  000000 46N0F 000 0000  $450,000.00 N0002497RA08U6N







------------------------------------------------------------------------------------------------------------------------
                                                                                             PAGE TOTAL | $450,000.00   |
                                                                                                        | --------------|
                                                                                            GRAND TOTAL | $450,000.00   |
------------------------------------------------------------------------------------------------------------------------------------
PREPARED/AUTHORIZED BY: Capt H.R. Hause PMS430                                |  COMPTROLLER APPROVAL: B.L. Augusta By
                                                                              |                        DIRECTION OF CAPT V.H. ACKLEY
      /s/ Capt H.R. Hause                                                     |                      /s/  B.L. Augusta By
                                                                              |       DEPUTY COMMANDER/COMPTROLLER
DATE: 12/11/96  Ph (703)602-0647 Ext. 600 Fax (703)602-0649                   |  DATE: 12/18/1996
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                        |   1. CONTRACT ID CODE   |     PAGE  OF  PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                      |            U            |        1   |   4
----------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.      |    3. EFFECTIVE DATE  |  4. REQUISITION/PURCHASE REG. NO.    |  5. PROJ NO. (If applicable)
       P00189                      |     same as Blk 16C   |   N00024-97-FR-54547                 |  7-03KF-54547
----------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY          CODE         |      N00024           |  7. ADMINISTERED BY               CODE |  | S3305A
                                   ------------------------|                                        ------------------------------
NAVAL SEA SYSTEMS COMMAND                                  |      DCMC BUFFALO
BUYER/SYMBOL: K. Henry/SEA 0251K                           |      1103 FEDERAL BUILDING
2531 JEFFERSON DAVIS HWY                                   |      111 W. HURON STREET
ARLINGTON, VA   22242-5160                                 |      BUFFALO, NY 14202
PHONE: Area Code 703/602-8105 ext. 516                     |
----------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR       (No., street, county, State and ZIP Code)    |(x)|9A. AMENDMENT OF SOLICITATION NO.
     DUNS No:78-999-5610                                                             |---|
                                                                                     |   |
                                                                                     |   |----------------------------------------
                                                                                     |   |9b. DATED (SEE ITEM 11)
COMPTEK FEDERAL SYSTEMS, INC.                                                        |   |
2732 TRANSIT ROAD                                                                    |---|----------------------------------------
BUFFALO, NY 14224-2523                                                               |   |10A. MODIFICATION OF CONTRACT/ORDER
                                                                                     |   |
                                                                                     | X |N00024-90-C-5208
TIN: 16-1411419                                                                      |   |----------------------------------------
-------------------------------------------------------------------------------------|   |10B. DATED (SEE ITEM 13)
CAGE CODE 0TTJ6                    | FACILITY CODE                                   |   |90 MAR 30
----------------------------------------------------------------------------------------------------------------------------------
                         11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
----------------------------------------------------------------------------------------------------------------------------------
____| The above numbered solicitations is amended as set forth in Item 14. The hour and date specified for receipt of Offers
___ is  ___ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation as amended, by one of the following method:
(a) By completing Items 8 and 15, and returning 2 copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
----------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION            (If required)

    See attached Financial Accounting Data Sheet
----------------------------------------------------------------------------------------------------------------------------------
                         13. THIS ITEM APPLIES TO MODIFICATIONS AND CONTRACTS/ORDERS.
                             IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
----------------------------------------------------------------------------------------------------------------------------------
___|A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority). THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
   |   ORDER NO. IN ITEM 10A.
----------------------------------------------------------------------------------------------------------------------------------
   |B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REPLACE THE ADMINISTRATIVE CHANGES
   |   such as changes in paying office, appropriation data, etc.)  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
----------------------------------------------------------------------------------------------------------------------------------
   |C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
   |
----------------------------------------------------------------------------------------------------------------------------------
   |D. OTHER       (Specify type of modification and authority)
 X |Unilateral Modification per Section H, Allotment of Funds Clause paragraph (b)
----------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT:       Contractor (X) is not  ( ) is required to sign this document and return    copies to the issuing office
----------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION   (Organize by UCF section headings, including solicitation/contract subject matter where feasible)




    SEE ATTACHED PAGES                TI-97-XO9




Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
----------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)              |16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                           |LCDR MELVIN G. JONES
                                                           |CONTRACTING OFFICER
----------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                 |15C. DATE SIGNED  |16B UNITED STATES OF AMERICA                   |16C. DATE SIGNED
                                        |                  |                                               |
                                        |                  |BY /s/ Melvin G. Jones, LCDR, SR, USN          |
--------------------------------------- |                  |-----------------------------------------------|
(Signature of person authorized to sign)|                  |        (Signature of Contracting Officer)     |10 JAN 97
----------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8070                                      30-105                STANDARD FORM 30           (REV 10-83)
PREVIOUS EDITION UNUSABLE                                                       Perscribed by GSA
                                                                                FAR (48 CFR) 53-243
----------------------------------------------------------------------------------------------------------------------------------

                                                                N00024-90-C-5208
                                                             Modification P00189
                                                                     Page 2 of 4




        The purpose of this modification is to provide additional funds under CLIN 0032 in the amount of $255,000. Accordingly, contract N00024-90-C-5208 is modified as follow:

1. Funding under Clause H-12 ALLOCATION AND ALLOTMENT OF FUNDS is increased as follows:

                      EST          FIXED
        ITEM         COST           FEE        TOTAL
                     ----           ---        -----

        0032AC      84,112         5,888      90,000
        0032AK     154,206        10,794     165,000
                   -------        ------     -------
                  $238,318       $16,682    $255,000





              REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK

                                                                N00024-90-C-5208
                                                             Modification P00189
                                                                     Page 3 of 4



2. The amount funded to date, per the attached financial accounting data sheets, is increased by $255,000 from $45,068,014 to a new total of $45,323,014 apportioned as follows:

ITEM   ESTIMATED COST         COM       FIXED FEE       AMOUNT    CATEGORY

SUB
TOTAL      35,673,496        26,344     2,497,950    38,197,790
0031AA      1,199,066             0        83,935     1,283,001    O&MN
0031AB        894,528             0        62,618       957,146    RDT&E,N
0031AC         70,093             0         4,907        75,000    SCN(FY89)
0031AD        495,327             0        34,673       530,000    SCN(FY9I)
0031AE        355,139             0        24,861       380,000    SCN(FY94)
0031AF        544,860             0        38,140       583,000    OPN
0031AG              0             0             0             0    WPN
0031AH              0             0             0             0    APN
0031AJ              0             0             0             0    FMS
0031AK              0             0             0             0    DBOF
0031AL              0             0             0             0    OTHER
0031AM        157,192             0        11,003       168,195    SCN(FY9O)
0031AN        523,364             0        36,636       560,000    O&MNR
0031AP        154,206             0        10,794       165,000    SCN FY93
0031AR         70,093             0         4,907        75,000    SCN FY92
0031AS        186,916             0        13,084       200,000    SCN(FY96)
0031AT         37,383             0         2,617        40,000    DOD-R&D
0031AU         29,907             0         2,093        32,000    SCN(FY88)
0031AV         60,748             0         4,252        65,000    FMS AUSTRALIAN
0031AW        140,187             0         9,813       150,000    SCN(FY9S)
              -------             -         -----       -------
TOTAL       4,919,009             0       344,333     5,263,342



TOTAL      40,592,505        26,344     2,842,283    43,461,132

                                                                N00024-90-C-5208
                                                             Modification P00189
                                                                     Page 4 of 4




ITEM  ESTIMATED COST         COM       FIXED FEE      AMOUNT    CATEGORY

SUB
TOTAL     40,592,505        26,344     2,842,283    43,461,132
0032AA     1,006,542             0        70,458     1,077,000    O&MN
0032AB       308,301             0        21,581       329,882    RDT&E,N
0032AC       130,841             0         9,159       140,000    SCN(FY9I)
0032AD             0             0             0             0    OPN
0032AE             0             0             0             0    WPN
0032AF             0             0             0             0    APN
0032AG             0             0             0             0    FMS
0032AH             0             0             0             0    DBOF
0032AJ                                                            OTHER
0032AK       247,664             0        17,336       265,000    SCN(FY94
0032AL        46,729             0         3,271        50,000    SCN(FY96)
              ------             -         -----        ------
TOTAL      1,740,077             0       121,805     1,861,882



SUB-TOTAL
TO DATE   42,332,582        26,344     2,964,088    45,323,014


3. Except as provided herein, all other terms and conditions of Contract N00024-90-C-5208 remain unchanged and in full force and effect.

                     FINANCIAL ACCOUNTING DATA SHEET - NAVY

------------------------------------------------------------------------------------------------------------------------------------
1. CONTRACT NUMBER (CRITICAL)     |2. (SPIIN) (CRITICAL)  |3. MOD (CRITICAL)      | 4.PR NUMBER                         PAGE 1 OF 1
N0002490C5208                     |                       |                       |
                                  |                       |      P00189           |  N0002497FR54547   (TI97X09)
------------------------------------------------------------------------------------------------------------------------------------
5.       |6. LINE OF ACCOUNTING                                                                         |7.         |
         -----------------------------------------------------------------------------------------------|           |
         |A.        |B.           |C.         | D. |  E.  | F. |G. |H.        | I.|  J.  | K.           |           | NAVY INTERNAL
CLIN/SLIN| ACRN     |APPROPRIATION| SUBHEAD   | OBJ| PARM |RFM |SA |AAA       | TT|  PAA |   COST CODE  |  AMOUNT   |  USE ONLY
         |(CRITICAL)|  (CRITICAL) | (CRITICAL)| CLA|      |    |   |(CRITICAL)|   |      | -------------| (CRITICAL)| REF DOC/ACRN
         |          |             |           |    |      |    |   |          |   |      |PROJ|   |PDLI |           |
         |          |                         |    |      |    |   |          |   |      |UNIT|MCC|& SUF|           |
------------------------------------------------------------------------------------------------------------------------------------

0032AC      DG        1711611         8386      000  WB    WCL   0    068342  2D  000000 21879 429 001C  $90,000.00  N0002491PD77007
                                                                                                                          (LHD 5)

0032AK      PK        1741611         8386      000  WB    WCL   0    068342  2D  000000 22202 429 001D $165,000.00  N0002494PD77027
                                                                                                                          (LHD 6)





------------------------------------------------------------------------------------------------------------------------
                                                                                             PAGE TOTAL | $225,000.00   |
                                                                                                        | --------------|
                                                                                            GRAND TOTAL |               |
------------------------------------------------------------------------------------------------------------------------------------
PREPARED/AUTHORIZED BY: CDR M. Ross, USN, SEA 91K1                            |  COMPTROLLER APPROVAL: M.R. Wagner
                                                                              |
      /s/ M. Ross                                                             |                      /s/  M.R. Wagner
                                                                              |       M.R. Wagner 703-602-3130x210
                                                                              |       BY DIRECTION OF
                                                                              |       CAPT V. H. ACKLEY
                                                                              |       DEPUTY COMMANDER/COMPTROLLER
DATE: 12/12/96                                                                |  DATE: 12/24/1996
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                        |   1. CONTRACT ID CODE   |     PAGE  OF  PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                      |            U            |        1   |   4
----------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.      |    3. EFFECTIVE DATE  |  4. REQUISITION/PURCHASE REG. NO.    |  5. PROJ NO. (If applicable)
       P00190                      |     same as Blk 16C   |   N00024-97-FR-54530                 |  7-03KF-54550
----------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY          CODE         |      N00024           |  7. ADMINISTERED BY               CODE |  | S3305A
                                   ------------------------|                                        ------------------------------
NAVAL SEA SYSTEMS COMMAND                                  |      DCMC BUFFALO
BUYER/SYMBOL: K. Henry/SEA 0251K                           |      1103 FEDERAL BUILDING
2531 JEFFERSON DAVIS HWY                                   |      111 W. HURON STREET
ARLINGTON, VA   22242-5160                                 |      BUFFALO, NY 14202
PHONE: Area Code 703/602-8105 ext. 516                     |
----------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR       (No., street, county, State and ZIP Code)    |(x)|9A. AMENDMENT OF SOLICITATION NO.
     DUNS No: 78-999-5610                                                            |---|
                                                                                     |   |
                                                                                     |   |----------------------------------------
                                                                                     |   |9b. DATED (SEE ITEM 11)
COMPTEK FEDERAL SYSTEMS, INC.                                                        |   |
2732 TRANSIT ROAD                                                                    |---|----------------------------------------
BUFFALO, NY 14224-2523                                                               |   |10A. MODIFICATION OF CONTRACT/ORDER
                                                                                     |   |
                                                                                     | X |N00024-90-C-5208
TIN: 16-1411419                                                                      |   |----------------------------------------
-------------------------------------------------------------------------------------|   |10B. DATED (SEE ITEM 13)
CAGE CODE 0TTJ6                    | FACILITY CODE                                   |   |90 MAR 30
----------------------------------------------------------------------------------------------------------------------------------
                         11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
----------------------------------------------------------------------------------------------------------------------------------
____| The above numbered solicitations is amended as set forth in Item 14. The hour and date specified for receipt of Offers
___ is  ___ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning 2 copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
----------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION            (If required)

    See attached Financial Accounting Data Sheet
----------------------------------------------------------------------------------------------------------------------------------
                         13. THIS ITEM APPLIES TO MODIFICATIONS AND CONTRACTS/ORDERS.
                             IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
----------------------------------------------------------------------------------------------------------------------------------
___|A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority). THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
   |   ORDER NO. IN ITEM 10A.
----------------------------------------------------------------------------------------------------------------------------------
   |B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REPLACE THE ADMINISTRATIVE CHANGES
   |   such as changes in paying office, appropriation data, etc.)  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
----------------------------------------------------------------------------------------------------------------------------------
   |C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
   |
----------------------------------------------------------------------------------------------------------------------------------
   |D. OTHER       (Specify type of modification and authority)
 X |Unilateral Modification per Section H, Allotment of Funds Clause paragraph (b)
----------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT:       Contractor (X) is not  ( ) is required to sign this document and return    copies to the issuing office
----------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION   (Organize by UCF section headings, including solicitation/contract subject matter where feasible)




    SEE ATTACHED PAGES                              TI-96-X39(A)




Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
----------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)              |16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                           |LCDR MELVIN G. JONES
                                                           |Contracting Officer
----------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                 |15C. DATE SIGNED  |16B UNITED STATES OF AMERICA                   |16C. DATE SIGNED
                                        |                  |                                               |
                                        |                  |BY /s/ Melvin G. Jones, LCDR, SC, USN          |
--------------------------------------- |                  |-----------------------------------------------|
(Signature of person authorized to sign)|                  |        (Signature of Contracting Officer)     |10 JAN 97
----------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8070                                      30-105                STANDARD FORM 30           (REV 10-83)
PREVIOUS EDITION UNUSABLE                                                       Perscribed by GSA
                                                                                FAR (48 CFR) 53-243
----------------------------------------------------------------------------------------------------------------------------------

                                                                N00024-90-C-5208
                                                             Modification P00190
                                                                     Page 2 of 4


        The purpose of this modification is to provide additional funds under CLIN 0032 in the amount of $135,500. Accordingly, contract N00024-90-C-5208 is modified as follow:

1. Funding under Clause H-12 ALLOCATION AND ALLOTMENT OF FUNDS is increased as follows:

                    EST      FIXED
          ITEM      COST      FEE     TOTAL
                    ----     -----    -----
        0032AD    126,636    8,864    135,500
















              REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK

                                                                N00024-90-C-5208
                                                             Modification P00190
                                                                     Page 3 of 4

2. The amount funded to date, per the attached financial accounting data sheets, is increased by $135,500 from $45,323,014 to a new total of $45,458,514 apportioned as follows:



ITEM    ESTIMATED COST     COM      FIXED FEE       AMOUNT   CATEGORY


SUB
TOTAL       35,673,496    26,344    2,497,950    38,197,790

0031AA       1,199,066         0       83,935     1,283,001    O&MN
0031AB         894,528         0       62,618       957,146    RDT&E,N
0031AC          70,093         0        4,907        75,000    SCN(FY89)
0031AD         495,327         0       34,673       530,000    SCN(FY91)
0031AE         355,139         0       24,861       380,000    SCN(FY94)
0031AF         544,860         0       38,140       583,000    OPN
0031AG               0         0            0             0    WPN
0031AH               0         0            0             0    APN
0031AJ               0         0            0             0    FMS
0031AK               0         0            0             0    DBOF
0031AL               0         0            0             0    OTHER
0031AM         157,192         0       11,003       168,195    SCN(FY90)
0031AN         523,364         0       36,636       560,000    O&MNR
0031AP         154,206         0       10,794       165,000    SCN(FY93)
003lAR          70,093         0        4,907        75,000    SCN(FY92)
0031AS         186,916         0       13,084       200,000    SCN(FY96)
0031AT          37,383         0        2,617        40,000    DOD-R&D
0031AU          29,907         0        2,093        32,000    SCN(FY88)
0031AV          60,748         0        4,252        65,000    FMS AUSTRALIAN
003lAW         140,187         0        9,813       150,000    SCN(FY95)
-----        ---------         -      -------     ---------
TOTAL        4,919,009         0      344,333     5,263,342

TOTAL       40,592,505    26,344    2,842,283    43,461,132

                                                                N00024-90-C-5208
                                                             Modification P00190
                                                                     Page 4 of 4

        ITEM    ESTIMATED COST  COM     FIXED FEE       AMOUNT  CATEGORY

SUB
TOTAL       40,592,505      26,344     2,842,283   43,461,132

0032AA       1,006,542           0        70,458    1,077,000    O&MN
0032AB         308,301           0        21,581      329,882    RDT&E,N
0032AC         130,841           0         9,159      140,000    SCN(FY91)
0032AD         126,636           0         8,864      135,500    OPN
0032AE               0           0             0            0    WPN
0032AF               0           0             0            0    APN
0032AG               0           0             0            0    FMS
0032AH               0           0             0            0    DBOF
0032AJ                                                      0    OTHER
0032AK         247,664           0        17,336      265,000    SCN(FY94
0032AL          46,729           0         3,271       50,000    SCN(FY96)
             ---------           -       -------    ---------
TOTAL        1,866,713           0       130,669    1,997,382



SUB-TOTAL
TO DATE     42,459,218       26,344    2,972,952    45,458,514


3. Except as provided herein, all other terms and conditions of Contract N00024-90-C-5208 remain unchanged and in full force and effect.

                     FINANCIAL ACCOUNTING DATA SHEET - NAVY

                                                                                                                 01P 3 MULTI
------------------------------------------------------------------------------------------------------------------------------------
1. CONTRACT NUMBER (CRITICAL)     |2. (SPIIN) (CRITICAL)  |3. MOD (CRITICAL)      | 4.PR NUMBER                         PAGE 1 OF 1
N0002490C5208                     |                       |                       |      N0002497FR54550
                                  |                       |      P00190           | TI 96-X39(a)
------------------------------------------------------------------------------------------------------------------------------------
5.       |6. LINE OF ACCOUNTING                                                                         |7.         |
         -----------------------------------------------------------------------------------------------|           |
         |A.        |B.           |C.         | D. |  E.  | F. |G. |H.        | I.|  J.  | K.           |           | NAVY INTERNAL
CLIN/SLIN| ACRN     |APPROPRIATION| SUBHEAD   | OBJ| PARM |RFM |SA |AAA       | TT|  PAA |   COST CODE  |  AMOUNT   |  USE ONLY
         |(CRITICAL)|  (CRITICAL) | (CRITICAL)| CLA|      |    |   |(CRITICAL)|   |      | -------------| (CRITICAL)| REF DOC/ACRN
         |          |             |           |    |      |    |   |          |   |      |PROJ|   |PDLI |           |
         |          |                         |    |      |    |   |          |   |      |UNIT|MCC|& SUF|           |
------------------------------------------------------------------------------------------------------------------------------------

0032AD      PJ        1771810         82MB      000  4L    S4F   0    068342 2D  000000  MB040 000 0010 $135,500.00  N0002497PD30341



                                             THIS FUNDING EXPIRES ON 30 SEPTEMBER 1999









------------------------------------------------------------------------------------------------------------------------
                                                                                             PAGE TOTAL | $ 135,500.00  |
                                                                                                        | --------------|
                                                                                            GRAND TOTAL | $ 135,500.00  |
------------------------------------------------------------------------------------------------------------------------------------
PREPARED/AUTHORIZED BY: CAPT H.R. Hause, PMS5430                              |  COMPTROLLER APPROVAL:
                        Phone (703) 602-0648 X600 Fax (703) 602-0649          |
      /s/ ILLEGIBLE                                                           |       /s/  D.C. Plummer
                                                                              |       D.C. Plummer 703-602-9078 X510
                                                                              |       BY DIRECTION OF
                                                                              |       CAPT V. H. ACKLEY
                                                                              |       DEPUTY COMMANDER/CONTROLLER
DATE: 13 DEC 96                                                               |  DATE: DEC 27 1996
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                        |   1. CONTRACT ID CODE   |     PAGE  OF  PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                      |            U            |        1   |   3
----------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.      |    3. EFFECTIVE DATE  |  4. REQUISITION/PURCHASE REG. NO.    |  5. PROJ NO. (If applicable)
       P00191                      |     same as Blk 16C   |   N00024-97-FR-54562                 |  7-03KF-54562
----------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY          CODE         |      N00024           |  7. ADMINISTERED BY               CODE |  | S3305A
                                   ------------------------|                                        ------------------------------
NAVAL SEA SYSTEMS COMMAND                                  |      DCMC BUFFALO
BUYER/SYMBOL: K. Henry/SEA 0251K                           |      1103 FEDERAL BUILDING
2531 JEFFERSON DAVIS HWY                                   |      111 W. HURON STREET
ARLINGTON, VA   22242-5160                                 |      BUFFALO, NY 14202
PHONE: Area Code 703/602-8105 ext. 516                     |
----------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR       (No., street, county, State and ZIP Code)    |(x)|9A. AMENDMENT OF SOLICITATION NO.
     DUNS No: 78-999-5610                                                            |---|
                                                                                     |   |
                                                                                     |   |----------------------------------------
                                                                                     |   |9b. DATED (SEE ITEM 11)
COMPTEK FEDERAL SYSTEMS, INC.                                                        |   |
2732 TRANSIT ROAD                                                                    |---|----------------------------------------
BUFFALO, NY 14224-2523                                                               |   |10A. MODIFICATION OF CONTRACT/ORDER
                                                                                     |   |
                                                                                     | X |N00024-90-C-5208
TIN: 16-1411419                                                                      |   |----------------------------------------
-------------------------------------------------------------------------------------|   |10B. DATED (SEE ITEM 13)
CAGE CODE 0TTJ6                    | FACILITY CODE                                   |   |90 MAR 30
----------------------------------------------------------------------------------------------------------------------------------
                         11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
----------------------------------------------------------------------------------------------------------------------------------
____| The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
___ is  ___ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning 2 copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
----------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION            (If required)

    See attached Financial Accounting Data Sheet
----------------------------------------------------------------------------------------------------------------------------------
                         13. THIS ITEM APPLIES TO MODIFICATIONS AND CONTRACTS/ORDERS.
                             IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
----------------------------------------------------------------------------------------------------------------------------------
___|A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority). THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
   |   ORDER NO. IN ITEM 10A.
----------------------------------------------------------------------------------------------------------------------------------
   |B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REPLACE THE ADMINISTRATIVE CHANGES
   |   such as changes in paying office, appropriation data, etc.)  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
----------------------------------------------------------------------------------------------------------------------------------
   |C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
   |
----------------------------------------------------------------------------------------------------------------------------------
   |D. OTHER       (Specify type of modification and authority)
 X |Unilateral Modification per Section H, Allotment of Funds Clause paragraph (b)
----------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT:       Contractor (X) is not  ( ) is required to sign this document and return    copies to the issuing office
----------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION   (Organize by UCF section headings, including solicitation/contract subject matter where feasible)




    SEE ATTACHED PAGES                            TIs 97-X27
                                                      97-X13
                                                      97-X11


Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
----------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)              |16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                           |LCDR MELVIN G. JONES
                                                           |Contracting Officer
----------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                 |15C. DATE SIGNED  |16B UNITED STATES OF AMERICA                   |16C. DATE SIGNED
                                        |                  |                                               |
                                        |                  |BY /s/ Melvin G. Jones, LCDR, SC, USN          |
--------------------------------------- |                  |-----------------------------------------------|
(Signature of person authorized to sign)|                  |        (Signature of Contracting Officer)     | 7 FEB 97
----------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8070                                      30-105                STANDARD FORM 30           (REV 10-83)
PREVIOUS EDITION UNUSABLE                                                       Perscribed by GSA
                                                                                FAR (48 CFR) 53-243
----------------------------------------------------------------------------------------------------------------------------------

                                                                N00024-90-C-5208
                                                             N00024-970-FR-54562
                                                             Modification P00191
                                                                     Page 2 of 3


        The purpose of this modification is to: (a) create new Subline Item, and
(b) provide additional funds under CLIN 0032 in the amount $295,856.00. Accordingly, the contract is modified as follows:

1. SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS, is restated adding the following new Subline Item.

   0032AM - Engineering Technical Services programs authorized for funding with RDT&E appropriations (RDT&E) ETS

2. Funding under Clause H-2 ALLOCATION AND ALLOTMANT OF FUNDS is increased as follow:

              EST        FIXED
ITEM          COST        FEE          TOTAL
              ----       -----         -----
0032AB       140,187      9,813       150,000
0032AM       136,314      9,542       145,856
             -------     ------       -------
             276,501     19,355       295,856


3. The amount funded to date is increased by $295,856.00 by $45,458,514.00 to a new total $45,754,370.00 apportioned as follows:

 ITEM  ESTIMATED COST         COM       FIXED FEE      AMOUNT     CATEGORY

SUB
TOTAL      35,673,496        26,344     2,497,950    38,197,790

0031AA      1,199,066             0        83,935     1,283,001   O&MN
0031AB        894,528             0        62,618       957,146   RDT&E,N
0031AC         70,093             0         4,907        75,000   SCN(FY89)
0031AD        495,327             0        34,673       530,000   SCN(FY91)
0031AE        355,139             0        24,861       380,000   SCN(FY94)
0031AF        544,860             0        38,140       583,000   OPN
0031AG              0             0             0             0   WPN
0031AH              0             0             0             0   APN
0031AJ              0             0             0             0   FMS
0031AK              0             0             0             0   DBOF
0031AL              0             0             0             0   OTHER
0031AM        157,192             0        11,003       168,195   SCN(FY9O)
0031AN        523,364             0        36,636       560,000   O&MNR
0031AP        154,206             0        10,794       165,000   SCN(FY93)
0031AR         70,093             0         4,907        75,000   SCN(FY92)
0031AS        186,916             0        13,084       200,000   SCN(FY96)
0031AT         37,383             0         2,617        40,000   DOD-R&D
0031AU         29,907             0         2,093        32,000   SCN(FY88)
0031AV         60,748             0         4,252        65,000   FMS AUSTRALIAN
0031AW        140,187             0         9,813       150,000   SCN(FY95)
              -------             -         -----       -------
TOTAL       4,919,009             0       344,333     5,263,342


TOTAL      40,592,505        26,344     2,842,283    43,461,132

                                                                N00024-90-C-5208
                                                             N00024-97-FR-54562
                                                             Modification P00191
                                                                     Page 3 of 3





 ITEM       ESTIMATED         COM       FIXED FEE      AMOUNT     CATEGORY

SUB
TOTAL      40,592,505        26,344     2,842,283    43,461,132

0032AA      1,006,542             0        70,458     1,077,000    O&MN
0032AB        448,488             0        31,394       479,882    RDT&E,N
0032AC        130,841             0         9,159       140,000    SCN(FY91)
0032AD        126,636             0         8,864       135,500    OPN
0032AE              0             0             0             0    WPN
0032AF              0             0             0             0    APN
0032AG              0             0             0             0    FMS
0032AH              0             0             0             0    DBOF
0032AJ                                                        0    OTHER
0032AK        247,664             0        17,336       265,000    SCN(FY94
0032AL         46,729             0         3,271        50,000    SCN(FY96)
0032AM        136,314             0         9,542       145,856    RDT&E, (ETS)
            ---------             -       -------     ---------
TOTAL       2,143,214             0       150,024     2,293,238

SUB-TOTAL
TO DATE    42,735,719        26,344     2,992,307    45,754,370

3. Except as provided herein, all other terms and conditions of Contract N00024-90-C-5208 remain unchanged and in full force and effect.

                     FINANCIAL ACCOUNTING DATA SHEET - NAVY

------------------------------------------------------------------------------------------------------------------------------------
1. CONTRACT NUMBER (CRITICAL)     |2. (SPIIN) (CRITICAL)  |3. MOD (CRITICAL)      | 4.PR NUMBER                         PAGE 1 OF 1
N0002490C5208                     |                       |                       |   N0002497FR54562
                                  |                       |      P00191           |  TI 97-X27
------------------------------------------------------------------------------------------------------------------------------------
5.       |6. LINE OF ACCOUNTING                                                                         |7.         |
         -----------------------------------------------------------------------------------------------|           |
         |A.        |B.           |C.         | D. |  E.  | F. |G. |H.        | I.|  J.  | K.           |           | NAVY INTERNAL
CLIN/SLIN| ACRN     |APPROPRIATION| SUBHEAD   | OBJ| PARM |RFM |SA |AAA       | TT|  PAA |   COST CODE  |  AMOUNT   |  USE ONLY
         |(CRITICAL)|  (CRITICAL) | (CRITICAL)| CLA|      |    |   |(CRITICAL)|   |      | -------------| (CRITICAL)| REF DOC/ACRN
         |          |             |           |    |      |    |   |          |   |      |PROJ|   |PDLI |           |
         |          |                         |    |      |    |   |          |   |      |UNIT|MCC|& SUF|           |
------------------------------------------------------------------------------------------------------------------------------------

0032AB      PM        1771319         87HY      000  SA    SCL   0    068342 2D  980360  S1823 000 0010 $150,000.00  N0002497AF187HY













------------------------------------------------------------------------------------------------------------------------
                                                                                             PAGE TOTAL | $150,000.00   |
                                                                                                        | --------------|
                                                                                            GRAND TOTAL | $150,000.00   |
------------------------------------------------------------------------------------------------------------------------------------
PREPARED/AUTHORIZED BY:                                                       |  COMPTROLLER APPROVAL:
                                                                              |
      /s/ D. L. Tressler                                                      |             /s/ M. S. Newman
                                                                              |                 M. S. Newman 703-602-2808
          D. L. Tressler, PMS430PM                                            |                 BY DIRECTION OF
                                                                              |                 CAPT V. H. ACKLEY
                                                                              |                 DEPUTY COMMANDER/CONTROLLER
DATE: 13 DEC 96        PHONE (703) 602-1782 X620  Fax (703)602-0649          |  DATE: 1/29/97
------------------------------------------------------------------------------------------------------------------------------------

                     FINANCIAL ACCOUNTING DATA SHEET - NAVY

------------------------------------------------------------------------------------------------------------------------------------
1. CONTRACT NUMBER (CRITICAL)     |2. SPIIN (CRITICAL)    |3. MOD (CRITICAL)      | 4.PR NUMBER                         PAGE 1 OF 1
N0002490C5208                     |                       |                       |   N0002497FR54562
                                  |                       |      P00191           |  TI-97-X13                              COMPTEK
------------------------------------------------------------------------------------------------------------------------------------
5.       |6. LINE OF ACCOUNTING                                                                         |7.         |
         -----------------------------------------------------------------------------------------------|           |
         |A.        |B.           |C.         | D. |  E.  | F. |G. |H.        | I.|  J.  | K.           |           | NAVY INTERNAL
CLIN/SLIN| ACRN     |APPROPRIATION| SUBHEAD   | OBJ| PARM |RFM |SA |AAA       | TT|  PAA |   COST CODE  |  AMOUNT   |  USE ONLY
         |(CRITICAL)|  (CRITICAL) | (CRITICAL)| CLA|      |    |   |(CRITICAL)|   |      | -------------| (CRITICAL)| REF DOC/ACRN
         |          |             |           |    |      |    |   |          |   |      |PROJ|   |PDLI |           |
         |          |                         |    |      |    |   |          |   |      |UNIT|MCC|& SUF|           |
------------------------------------------------------------------------------------------------------------------------------------

0032AM      PN        1771319         84TA      000  SA    S3K        068342 2D  980360  S0164 ETS ETS0 $76,119.00  N0002497AF184TA
                                                                                                                     PE63582N












------------------------------------------------------------------------------------------------------------------------
                                                                                             PAGE TOTAL | $76,119.00    |
                                                                                                        | --------------|
                                                                                            GRAND TOTAL | $76,119.00    |
------------------------------------------------------------------------------------------------------------------------------------
PREPARED/AUTHORIZED BY:                                                       |  COMPTROLLER APPROVAL:
                                                                              |
      /s/ JAMES S. EGELAND                                                    |             /s/ M. S. Newman
                                                                              |                 M. S. Newman 703-602-2808
          JAMES S. EGELAND                                                    |                 BY DIRECTION OF
                                                                              |                 CAPT V. H. ACKLEY
                                                                              |                 DEPUTY COMMANDER/CONTROLLER
DATE: 1/6/97                                                                  |  DATE: 1/29/97
------------------------------------------------------------------------------------------------------------------------------------

                     FINANCIAL ACCOUNTING DATA SHEET - NAVY

------------------------------------------------------------------------------------------------------------------------------------
1. CONTRACT NUMBER (CRITICAL)     |2. SPIIN (CRITICAL)    |3. MOD (CRITICAL)      | 4.PR NUMBER                         PAGE 1 OF 1
N00024-90-C-5208                  |                       |                       |   N0002497FR54562
                                  |                       |      P00191           | TI-97-X11                                COMPTEK
------------------------------------------------------------------------------------------------------------------------------------
5.       |6. LINE OF ACCOUNTING                                                                         |7.         |
         -----------------------------------------------------------------------------------------------|           |
         |A.        |B.           |C.         | D. |  E.  | F. |G. |H.        | I.|  J.  | K.           |           | NAVY INTERNAL
CLIN/SLIN| ACRN     |APPROPRIATION| SUBHEAD   | OBJ| PARM |RFM |SA |AAA       | TT|  PAA |   COST CODE  |  AMOUNT   |  USE ONLY
         |(CRITICAL)|  (CRITICAL) | (CRITICAL)| CLA|      |    |   |(CRITICAL)|   |      | -------------| (CRITICAL)| REF DOC/ACRN
         |          |             |           |    |      |    |   |          |   |      |PROJ|   |PDLI |           |
         |          |                         |    |      |    |   |          |   |      |UNIT|MCC|& SUF|           |
------------------------------------------------------------------------------------------------------------------------------------

0032AM      PN        1771319         84TA      000  SA    S3K        068342 2D  980360  S0164 ETS ETS0  $69,737.00  N0002497AF184TA
                                                                                                                     PE63582N












------------------------------------------------------------------------------------------------------------------------
                                                                                             PAGE TOTAL | $69,737.00    |
                                                                                                        | --------------|
                                                                                            GRAND TOTAL | $69,737.00    |
------------------------------------------------------------------------------------------------------------------------------------
PREPARED/AUTHORIZED BY:                                                       |  COMPTROLLER APPROVAL:
                                                                              |
      /s/ JAMES S. EGELAND                                                    |             /s/ M. S. Newman
                                                                              |                 M. S. Newman 703-602-2808
          JAMES S. EGELAND                                                    |                 BY DIRECTION OF
                                                                              |                 CAPT V. H. ACKLEY
                                                                              |                 DEPUTY COMMANDER/CONTROLLER
DATE: 1/6/97                                                                  |  DATE: 1/29/97
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                        |   1. CONTRACT ID CODE   |     PAGE  OF  PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                      |            U            |        1   |   3
----------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.      |    3. EFFECTIVE DATE  |  4. REQUISITION/PURCHASE REG. NO.    |  5. PROJ NO. (If applicable)
       P00192                      |     same as Blk 16C   |   N00024-97-FR-54566                 |  7-03KF-54566
----------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY          CODE         |      N00024           |  7. ADMINISTERED BY               CODE |  | S3305A
                                   ------------------------|                                        ------------------------------
NAVAL SEA SYSTEMS COMMAND                                  |      DCMC BUFFALO
BUYER/SYMBOL: K. Henry/SEA 0251K                           |      1103 FEDERAL BUILDING
2531 JEFFERSON DAVIS HWY                                   |      111 W. HURON STREET
ARLINGTON, VA   22242-5160                                 |      BUFFALO, NY 14202
PHONE: Area Code 703/602-8105 ext. 516                     |
----------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR       (No., street, county, State and ZIP Code)    |(x)|9A. AMENDMENT OF SOLICITATION NO.
     DUNS No:78-999-5610                                                             |---|
                                                                                     |   |
                                                                                     |   |----------------------------------------
                                                                                     |   |9b. DATED (SEE ITEM 11)
COMPTEK FEDERAL SYSTEMS, INC.                                                        |   |
2732 TRANSIT ROAD                                                                    |---|----------------------------------------
BUFFALO, NY 14224-2523                                                               |   |10A. MODIFICATION OF CONTRACT/ORDER
                                                                                     |   |
                                                                                     | X |N00024-90-C-5208
TIN: 16-1411419                                                                      |   |----------------------------------------
-------------------------------------------------------------------------------------|   |10B. DATED (SEE ITEM 13)
CAGE CODE 0TTJ6                    | FACILITY CODE                                   |   |90 MAR 30
----------------------------------------------------------------------------------------------------------------------------------
                         11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
----------------------------------------------------------------------------------------------------------------------------------
____| The above numbered solicitations is amended as set forth in Item 14. The hour and date specified for receipt of Offers
___ is  ___ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning 2 copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
----------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION            (If required)

    See attached Financial Accounting Data Sheet
----------------------------------------------------------------------------------------------------------------------------------
                         13. THIS ITEM APPLIES TO MODIFICATIONS AND CONTRACTS/ORDERS.
                             IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
----------------------------------------------------------------------------------------------------------------------------------
___|A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority). THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
   |   ORDER NO. IN ITEM 10A.
----------------------------------------------------------------------------------------------------------------------------------
   |B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REPLACE THE ADMINISTRATIVE CHANGES
   |   such as changes in paying office, appropriation data, etc.)  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
----------------------------------------------------------------------------------------------------------------------------------
   |C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
   |
----------------------------------------------------------------------------------------------------------------------------------
   |D. OTHER       (Specify type of modification and authority)
 X |Unilateral Modification per Section H, Allotment of Funds Clause paragraph (b)
----------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT:       Contractor (X) is not  ( ) is required to sign this document and return    copies to the issuing office
----------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION   (Organize by UCF section headings, including solicitation/contract subject matter where feasible)




    SEE ATTACHED PAGES                              TI-96-X04(c)




Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
----------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)              |16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                           |LCDR MELVIN G. JONES
                                                           |Contracting Officer
----------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                 |15C. DATE SIGNED  |16B UNITED STATES OF AMERICA                   |16C. DATE SIGNED
                                        |                  |                                               |
                                        |                  |BY /s/ Melvin G. Jones, LCDR, SC, USN          |
--------------------------------------- |                  |-----------------------------------------------|
(Signature of person authorized to sign)|                  |        (Signature of Contracting Officer)     |24 FEB 97
----------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8070                                      30-105                STANDARD FORM 30           (REV 10-83)
PREVIOUS EDITION UNUSABLE                                                       Perscribed by GSA
                                                                                FAR (48 CFR) 53-243
----------------------------------------------------------------------------------------------------------------------------------

                                                            N00024-90-C-5208
                                                            N00024-97-FR-54566
                                                            Modification P00192
                                                            Page 2 of 3



The purpose of this Modification is to provide additional funds under CLIN 0032AA in the amount $6,000.00. Accordingly, the contract is modified as follows:

1. Funding under Clause H-2 ALLOCATION AND ALLOTMANT OF FUNDS is increased as follow:

                            EST            FIXED
          ITEM             COST             FEE      TOTAL
                           ----            -----     -----
         0032AA            5,607            393      6,000

2. The amount funded to date is increased by $6,000.00 by $45,754,370.00 to a new total $45,760,370.00 apportioned as follows:

     ITEM     ESTIMATED     COM     FIXED FEE     AMOUNT      CATEGORY

SUB
TOTAL       35,673,496     26,344   2,497,950     38,197,790

0031AA       1,199,066          0      83,935      1,283,001   O&MN
0031AB         894,528          0      62,618        957,146   RDT&E,N
003lAC          70,093          0       4,907         75,000   SCN(FY89)
0031AD         495,327          0      34,673        530,000   SCN(FY9l)
0031AE         355,139          0      24,861        380,000   SCN(FY94)
0031AF         544,860          0      38,140        583,000   OPN
0031AG               0          0           0              0   WPN
0031AH               0          0           0              0   APN
0031AJ               0          0           0              0   FMS
0031AK               0          0           0              0   DBOF
0031AL               0          0           0              0   OTHER
0031AM         157,192          0      11,003        168,195   SCN(FY90)
0031AN         523,364          0      36,636        560,000   O&MNR
0031AP         154,206          0      10,794        165,000   SCN(FY93)
0031AR          70,093          0       4,907         75,000   SCN(FY92)
0031AS         186,916          0      13,084        200,000   SCN(FY96)
003lAT          37,383          0       2,617         40,000   DOD-R&D
0031AU          29,907          0       2,093         32,000   SCN(FY88)
0031AV          60,748          0       4,252         65,000   FMS AUSTRALIAN
0031AW         140,187          0       9,813        150,000   SCN(FY95)
               -------          -     -------        -------
TOTAL        4,919,009          0     344,333      5,263,342


TOTAL       40,592,505     26,344   2,842,283     43,461,132

                                                            N00024-90-C-5208
                                                            N00024-97-FR-54566
                                                            Modification P00192
                                                            Page 3 of 3

ITEM     ESTIMATED         COM     FIXED FEE      AMOUNT       CATEGORY
SUB
TOTAL      40,592,505      26,344  2,842,283     43,461,132

0032AA      1,012,149           0     70,851      1,083,000     O&MN
0032AB        448,488           0     31,394        479,882     RDT&E,N
0032AC        130,841           0      9,159        140,000     SCN(FY91)
0032AD        126,636           0      8,864        135,500     OPN
0032AE              0           0          0              0     WPN
0032AF              0           0          0              0     APN
0032AG              0           0          0              0     FMS
0032AH              0           0          0              0     DBOF
0032AJ                                                    0     OTHER
0032AK        247,664           0     17,336        265,000     SCN(FY94
0032AL         46,729           0      3,271         50,000     SCN(FY96)
0032AM        136,314           0      9,542        145,856     RDT&E, (ETS)
            ---------           -    -------      ---------
TOTAL       2,148,821           0    150,417      2,299,238



SUB - TOTAL
TO DATE     42,741,326     26,344  2,992,700     45,760,370


4. Except as provided herein, all other terms and conditions of Contract N00024-90-C-5208 remain unchanged and in full force and effect.

                     FINANCIAL ACCOUNTING DATA SHEET - NAVY

------------------------------------------------------------------------------------------------------------------------------------
1. CONTRACT NUMBER (CRITICAL)     |2. (SPIIN) (CRITICAL)  |3. MOD (CRITICAL)      | 4.PR NUMBER    N0002497FR54566     PAGE: 1 OF 1
N0002490C5208                     |                       |    P00192             |  N0002496TI96-X04(c)
------------------------------------------------------------------------------------------------------------------------------------
5.       |6. LINE OF ACCOUNTING                                                                         |7.         |
         -----------------------------------------------------------------------------------------------|           |
         |A.        |B.           |C.         | D. |  E.  | F. |G. |H.        | I.|  J.  | K.           |           | NAVY INTERNAL
CLIN/SLIN| ACRN     |APPROPRIATION| SUBHEAD   | OBJ| PARM |RFM |SA |AAA       | TT|  PAA |   COST CODE  |  AMOUNT   |  USE ONLY
         |(CRITICAL)|  (CRITICAL) | (CRITICAL)| CLA|      |    |   |(CRITICAL)|   |      | -------------| (CRITICAL)| REF DOC/ACRN
         |          |             |           |    |      |    |   |          |   |      |PROJ     PDLI |           |
         |          |                         |    |      |    |   |          |   |      |UNIT MCC & SUF|           |
------------------------------------------------------------------------------------------------------------------------------------

0032AA      PC        1771804         1U6N      252  SA    SDF   0    068342 2D  000000  46N0F ETS 00F0   6,000.00  N0002497RA01U6N









------------------------------------------------------------------------------------------------------------------------
                                                                                             PAGE TOTAL |   6,000.00    |
                                                                                                        | --------------|
                                                                                            GRAND TOTAL |               |
------------------------------------------------------------------------------------------------------------------------------------
PREPARED/AUTHORIZED BY: ZELMA PLUMMERM, PEO (TAD)D12                          |  COMPTROLLER APPROVAL:
                                                                              |
      /s/ Zelma S. Plummerm                                                   |                      /s/  W.M. Garrett
                                                                              |       W.M. GARRETT 703-602-3130 X 212
                                                                              |       BY DIRECTION OF
                                                                              |       CAPT V. H. ACKLEY
                                                                              |       DEPUTY COMMANDER/COMPTROLLER
DATE:                                                                         |  DATE: Feb 20 1997
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                        |   1. CONTRACT ID CODE   |     PAGE  OF  PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                      |            U            |        1   |   3
----------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.      |    3. EFFECTIVE DATE  |  4. REQUISITION/PURCHASE REG. NO.    |  5. PROJ NO. (If applicable)
       P00193                      |     same as Blk 16C   |   N00024-97-FR-54567                 |  7-03KF-54567
----------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY          CODE         |      N00024           |  7. ADMINISTERED BY               CODE |  | S3305A
                                   ------------------------|                                        ------------------------------
NAVAL SEA SYSTEMS COMMAND                                  |      DCMC BUFFALO
BUYER/SYMBOL: K. Henry/SEA 0251K                           |      1103 FEDERAL BUILDING
2531 JEFFERSON DAVIS HWY                                   |      111 W. HURON STREET
ARLINGTON, VA   22242-5160                                 |      BUFFALO, NY 14202
PHONE: Area Code 703/602-8105 ext. 516                     |
----------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR       (No., street, county, State and ZIP Code)    |(x)|9A. AMENDMENT OF SOLICITATION NO.
     DUNS No: 78-999-5610                                                            |---|
                                                                                     |   |
                                                                                     |   |----------------------------------------
                                                                                     |   |9b. DATED (SEE ITEM 11)
COMPTEK FEDERAL SYSTEMS, INC.                                                        |   |
2732 TRANSIT ROAD                                                                    |---|----------------------------------------
BUFFALO, NY 14224-2523                                                               |   |10A. MODIFICATION OF CONTRACT/ORDER
                                                                                     |   |
                                                                                     | X |N00024-90-C-5208
TIN: 16-1411419                                                                      |   |----------------------------------------
-------------------------------------------------------------------------------------|   |10B. DATED (SEE ITEM 13)
CAGE CODE 0TTJ6                    | FACILITY CODE                                   |   |90 MAR 30
----------------------------------------------------------------------------------------------------------------------------------
                         11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
----------------------------------------------------------------------------------------------------------------------------------
____| The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of
Offers |___| is |___| is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning 2 copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
----------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION            (If required)

    See attached Financial Accounting Data Sheet
----------------------------------------------------------------------------------------------------------------------------------
                         13. THIS ITEM APPLIES TO MODIFICATIONS AND CONTRACTS/ORDERS.
                             IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
----------------------------------------------------------------------------------------------------------------------------------
___|A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority). THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
   |   ORDER NO. IN ITEM 10A.
----------------------------------------------------------------------------------------------------------------------------------
   |B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REPLACE THE ADMINISTRATIVE CHANGES
   |   such as changes in paying office, appropriation data, etc.)  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
----------------------------------------------------------------------------------------------------------------------------------
   |C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
   |
----------------------------------------------------------------------------------------------------------------------------------
   |D. OTHER       (Specify type of modification and authority)
 X |Unilateral Modification per Section H, Allotment of Funds Clause paragraph (b)
----------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT:       Contractor (X) is not  ( ) is required to sign this document and return    copies to the issuing office
----------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION   (Organize by UCF section headings, including solicitation/contract subject matter where feasible)




    SEE ATTACHED PAGES                                                                                  TI-97-X20




Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
----------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)              |16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                           |LCDR MELVIN G. JONES
                                                           |Contracting Officer
----------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                 |15C. DATE SIGNED  |16B UNITED STATES OF AMERICA                   |16C. DATE SIGNED
                                        |                  |                                               |
                                        |                  |BY /s/ Melvin G. Jones, LCDR, SC, USN          |
--------------------------------------- |                  |-----------------------------------------------|
(Signature of person authorized to sign)|                  |        (Signature of Contracting Officer)     |24 FEB 97
----------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8070                                      30-105                STANDARD FORM 30           (REV 10-83)
PREVIOUS EDITION UNUSABLE                                                       Perscribed by GSA
                                                                                FAR (48 CFR) 53-243
----------------------------------------------------------------------------------------------------------------------------------

                                                             N00024-90-C-5208
                                                             N00024-97-FR-54567
                                                             Modification P00193
                                                             Page 2 of 3


   The purpose of this Modification is to: (a) create new Subline Items, and (b) provide additional funds under CLIN 0032 in the amount $35,629.00. Accordingly, the contract is modified as follows:

1. SSECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS, is restated adding the following new Subline Items

      0032AN - U.S. Navy shipbuilding/overhauls programs authorized for funding with SCN appropriations (SCN)FY88)

      0032AP - U.S. Navy shipbuilding/overhauls programs authorized for funding with SCN appropriations (SCN)FY93)

2. Funding under Clause H-2 ALLOCATION AND ALLOTMANT OF FUNDS is increased as follow:

                        EST          FIXED
         ITEM           COST         FEE             TOTAL
                        ----         ---             -----
        0032AN          19,279       1,350           20,629
        0032AP          14,019         981           15,000
                        ------         ---           ------
                        33,298       2,331           35,629

3. The amount funded to date is increased by $35,629.00 by $45,760,370.00 to a new total $45,795,999.00 apportioned as follows:


    ITEM            ESTIMATED         COM       FIXED FEE     AMOUNT     CATEGORY
   SUB
   TOTAL          35,673,496       26,344      2,497,950     38,197,790

   0031AA          1,199,066            0         83,935      1,283,001  O&MN
   0031AB            894,528            0         62,618        957,146  RDT&E,N
   0031AC             70,093            0          4,907         75,000  SCN(FY89)
   0031AD            495,327            0         34,673        530,000  SCN(FY91)
   0031AE            355,139            0         24,861        380,000  SCN(FY94)
   0031AF            544,860            0         38,140        583,000  OPN
   0031AG                  0            0              0              0  WPN
   0031AH                  0            0              0              0  APN
   0031AJ                  0            0              0              0  FMS
   0031AK                  0            0              0              0  DBOF
   0031AL                  0            0              0              0  OTHER
   0031AM            157,192            0         11,003        168,195  SCN(FY90)
   0031AN            523,364            0         36,636        560,000  O&MNR
   0031AP            154,206            0         10,794        165,000  SCN(FY93)
   0031AR             70,093            0          4,907         75,000  SCN(FY92)
   0031AS            186,916            0         13,084        200,000  SCN(FY96)
   0031AT             37,383            0          2,617         40,000  DOD-R&D
   0031AU             29,907            0          2,093         32,000  SCN(FY88)
   0031AV             60,748            0          4,252         65,000  FMS AUSTRALIAN
   0031AW            140,187            0          9,813        150,000  SCN(FY95)
                     -------            -          -----        -------
   TOTAL           4,919,009            0        344,333      5,263,342



   TOTAL          40,592,505       26,344      2,842,283     43,461,132

                                                       N00024-90-C-5208
                                                       N00024-97-FR-54567
                                                       Modification P00193
                                                       Page 3 of 3



    ITEM           ESTIMATED          COM        FIXED FEE      AMOUNT    CATEGORY
   SUB
   TOTAL           40,592,505       26,344       2,842,283    43,461,132

   0032AA           1,012,149            0          70,851     1,083,000  O&MN
   0032AB             448,488            0          31,394       479,882  RDT&E,N
   0032AC             130,841            0           9,159       140,000  SCN(FY91)
   0032AD             126,636            0           8,864       135,500  OPN
   0032AE                   0            0               0             0  WPN
   0032AF                   0            0               0             0  APN
   0032AG                   0            0               0             0  FMS
   0032AH                   0            0               0             0  DBOF
   0032AJ                                                              0  OTHER
   0032AK             247,664            0          17,336       265,000  SCN(FY94
   0032AL              46,729            0           3,271        50,000  SCN(FY96)
   0032AM             136,314            0           9,542       145,856  RDT&E,(ETS)
   0032AN              19,279            0           1,350        20,629  SCN(FY88)
   0032AP              14,019            0             981        15,000  SCN(FY93)
                       ------            -             ---        ------
   TOTAL            2,182,119            0         152,748     2,334,867


   SUB-TOTAL
   TO DATE         42,774,624       26,344       2,995,031    45,795,999


4. Except as provided herein, all other terms and conditions of Contract N00024-90-C-5208 remain unchanged and in full force and effect.

                     FINANCIAL ACCOUNTING DATA SHEET - NAVY

------------------------------------------------------------------------------------------------------------------------------------
1. CONTRACT NUMBER (CRITICAL)     |2. SPIIN (CRITICAL)  |3. MOD (CRITICAL)      | 4.PR NUMBER                         PAGE 1 OF 1
N0002490C5208                     |                       |                       |               N0002497FR54567
                                  |                       |      P00193           |  N0002497TI97-X20
------------------------------------------------------------------------------------------------------------------------------------
5.       |6. LINE OF ACCOUNTING                                                                         |7.         |
         -----------------------------------------------------------------------------------------------|           |
         |A.        |B.           |C.         | D. |  E.  | F. |G. |H.        | I.|  J.  | K.           |           | NAVY INTERNAL
CLIN/SLIN| ACRN     |APPROPRIATION| SUBHEAD   | OBJ| PARM |RFM |SA |AAA       | TT|  PAA |   COST CODE  |  AMOUNT   |  USE ONLY
         |(CRITICAL)|  (CRITICAL) | (CRITICAL)| CLA|      |    |   |(CRITICAL)|   |      | -------------| (CRITICAL)| REF DOC/ACRN
         |          |             |           |    |      |    |   |          |   |      |PROJ     PDLI |           |
         |          |                         |    |      |    |   |          |   |      |UNIT MCC & SUF|           |
------------------------------------------------------------------------------------------------------------------------------------

0032AN      PQ        1781611         8210      000  3P    WGL   0    068342   2D  000000  21853 4TS 0030 20,629.00  N0002497PD92381
                                                                                                                         CVN-75

0032AP      PR        1731611         8385      000  3P    WCL   0    068342   2D  000000  22202 429 0050 15,000.00  N0002493PD77032
                                                                                                                          LHD-6

                                                         ***LHD 6                  OWLD:   10/99***
                                                         ***CVN 75                 OWLD:    7/99***












------------------------------------------------------------------------------------------------------------------------
                                                                                             PAGE TOTAL |   35,629.00   |
                                                                                                        | --------------|
                                                                                            GRAND TOTAL |               |
------------------------------------------------------------------------------------------------------------------------------------
PREPARED/AUTHORIZED BY:                                                       |  COMPTROLLER APPROVAL:
                                                                              |
      /s/ Zelma S. Plummer                                                    |                      /s/  V. Jefferson
                                                                              |       V. Jefferson 703-602-3130 X 212
                                                                              |       BY DIRECTION OF
                                                                              |       CAPT V. H. ACKLEY
                                                                              |       DEPUTY COMMANDER/CONTROLLER
DATE: 1/15/97                                                                 |  DATE: 2/13/97
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                        |   1. CONTRACT ID CODE   |     PAGE  OF  PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                      |            U            |        1   |   3
----------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.      |    3. EFFECTIVE DATE  |  4. REQUISITION/PURCHASE REG. NO.    |  5. PROJ NO. (If applicable)
       P00194                      |     same as Blk 16C   |   N00024-97-FR-54570                 |  7-03KF-54570
----------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY          CODE         |      N00024           |  7. ADMINISTERED BY               CODE |  | S3305A
                                   ------------------------|                                        ------------------------------
NAVAL SEA SYSTEMS COMMAND                                  |      DCMC BUFFALO
BUYER/SYMBOL: K. Henry/SEA 0251K                           |      1103 FEDERAL BUILDING
2531 JEFFERSON DAVIS HWY                                   |      111 W. HURON STREET
ARLINGTON, VA   22242-5160                                 |      BUFFALO, NY 14202
PHONE: Area Code 703/602-8105 ext. 516                     |
----------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR       (No., street, county, State and ZIP Code)    |(x)|9A. AMENDMENT OF SOLICITATION NO.
     DUNS No: 78-999-5610                                                            |---|
                                                                                     |   |
                                                                                     |   |----------------------------------------
                                                                                     |   |9b. DATED (SEE ITEM 11)
COMPTEK FEDERAL SYSTEMS, INC.                                                        |   |
2732 TRANSIT ROAD                                                                    |---|----------------------------------------
BUFFALO, NY 14224-2523                                                               |   |10A. MODIFICATION OF CONTRACT/ORDER
                                                                                     |   |
                                                                                     | X |N00024-90-C-5208
TIN: 16-1411419                                                                      |   |----------------------------------------
-------------------------------------------------------------------------------------|   |10B. DATED (SEE ITEM 13)
CAGE CODE 0TTJ6                    | FACILITY CODE                                   |   |90 MAR 30
----------------------------------------------------------------------------------------------------------------------------------
                         11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
----------------------------------------------------------------------------------------------------------------------------------
____| The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
___ is  ___ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning 2 copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
----------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION            (If required)

    See attached Financial Accounting Data Sheet
----------------------------------------------------------------------------------------------------------------------------------
                         13. THIS ITEM APPLIES TO MODIFICATIONS AND CONTRACTS/ORDERS.
                             IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
----------------------------------------------------------------------------------------------------------------------------------
___|A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority). THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
   |   ORDER NO. IN ITEM 10A.
----------------------------------------------------------------------------------------------------------------------------------
   |B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REPLACE THE ADMINISTRATIVE CHANGES
   |   such as changes in paying office, appropriation data, etc.)  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
----------------------------------------------------------------------------------------------------------------------------------
   |C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
   |
----------------------------------------------------------------------------------------------------------------------------------
   |D. OTHER       (Specify type of modification and authority)
 X |Unilateral Modification per Section H, Allotment of Funds Clause paragraph (b)
----------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT:       Contractor (X) is not  ( ) is required to sign this document and return    copies to the issuing office
----------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION   (Organize by UCF section headings, including solicitation/contract subject matter where feasible)



                                                                                          TIs 97-X14
    SEE ATTACHED PAGES                                                                        97-X12
                                                                                              97-X15



Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
----------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)              |16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                           |LCDR MELVIN G. JONES
                                                           |Contracting Officer
----------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                 |15C. DATE SIGNED  |16B UNITED STATES OF AMERICA                   |16C. DATE SIGNED
                                        |                  |                                               |
                                        |                  |BY /s/ Melvin G. Jones, LCDR, SC, USN          |
--------------------------------------- |                  |-----------------------------------------------|
(Signature of person authorized to sign)|                  |        (Signature of Contracting Officer)     |24 FEB 97
----------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8070                                      30-105                STANDARD FORM 30           (REV 10-83)
PREVIOUS EDITION UNUSABLE                                                       Perscribed by GSA
                                                                                FAR (48 CFR) 53-243
----------------------------------------------------------------------------------------------------------------------------------

                                                             N00024-90-C-5208
                                                             N00024-97-FR-54570
                                                             Modification P00194
                                                             Page 2 of 3

   The purposes of this Modification are to:
       (a) exercise Option 0033,
       (b) Create new Subline Item 0033AK, and
       (c) fund Item 0033 in the amount of $284,144.00

   Accordingly, the contract is modified as follows:

1. In accordance with FAR 52.217-9 OPTION TO EXTEND THE TERM OF THE CONTRACT (MAR 1989) (NAVSEA VARIATION) (FEB 1994), the Government hereby exercises option
Item 0033.

2. SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS, is restated adding the following new Subline Item

0033AK - Engineering Technical Services programs authorized for funding with RDT&E appropriations (RDT&E) ETS

3. Funding under Clause H-2 ALLOCATION AND ALLOTMANT OF FUNDS is increased as follows:

               EST       FIXED
    ITEM      COST        FEE       TOTAL
              ----       -----      -----
   0033AK    265,555    18,589     284,144

4. The amount funded to date, per the attached financial accounting data sheets, is increased by $284,144.00 from $45,795,999.00 to $46,080,143.00 apportioned as follows:


  ITEM   ESTIMATED COST       COM    FIXED FEE       AMOUNT       CATEGORY
SUB
TOTAL        35,673,496    26,344    2,497,950    38,197,790

0031AA        1,199,066         0       83,935     1,283,001    O&MN
0031AB          894,528         0       62,618       957,146    RDT&E,N
0031AC           70,093         0        4,907        75,000    SCN(FY89)
0031AD          495,327         0       34,673       530,000    SCN(FY91)
0031AE          355,139         0       24,861       380,000    SCN(FY94)
0031AF          544,860         0       38,140       583,000    OPN
0031AG                0         0            0             0    WPN
0031AH                0         0            0             0    APN
0031AJ                0         0            0             0    FMS
0031AK                0         0            0             0    DBOF
0031AL                0         0            0             0    OTHER
                157,192         0       11,003       168,195    SCN(FY90)
0031AN          523,364         0       36,636       560,000    O&MNR

                                                             N00024-90-C-5208
                                                             N00024-97-FR-54570
                                                             Modification P00194
                                                             Page 3 of 3

                                                                6
0031AP          154,206         0       10,794       165,000    SCN(FY93)
0031AR           70,093         0        4,907        75,000    SCN(FY92)
0031AS          186,916         0       13,084       200,000    SCN(FY96)
0031AT           37,383         0        2,617        40,000    DOD-R&D
0031AU           29,907         0        2,093        32,000    SCN(FY88)
0031AV           60,748         0        4,252        65,000    FMS AUSTRALIAN
0031AW          140,187         0        9,813       150,000    SCN(FY95)
                -------         -        -----       -------
TOTAL         4,919,009         0      344,333     5,263,342



TOTAL        40,592,505    26,344    2,842,283    43,461,132




 ITEM  ESTIMATED COST     COM     FIXED FEE       AMOUNT    CATEGORY
SUB
TOTAL     40,592,505    26,344    2,842,283    43,461,132

0032AA     1,012,149         0       70,851     1,083,000    O&MN
0032AB       448,488         0       31,394       479,882    RDT&E,N
0032AC       130,841         0        9,159       140,000    SCN(FY91)
0032AD       126,636         0        8,864       135,500    OPN
0032AE             0         0            0             0    WPN
0032AF             0         0            0             0    APN
0032AG             0         0            0             0    FMS
0032AH             0         0            0             0    DBOF
0032AJ             0         0            0             0    OTHER
0032AK       247,664         0       17,336       265,000    SCN(FY94)
0032AL        46,729         0        3,271        50,000    SCN(FY96)
0032AM       136,314         0        9,542       145,856    RDT&E.(ETS)
0032AN        19,279         0        1,350        20,629    SCN(FY88)
0032AP        14,019         0          981        15,000    SCN(FY93)
              ------         -        -----        ------
TOTAL      2,182,119         0      152,748     2,334,867

0033AA             0         0            0             0    O&MN
0033AB             0         0            0             0    RDT&E,N
0033AC             0         0            0             0    SCN
0033AD             0         0            0             0    OPN
0033AE             0         0            0             0    WPN
0033AF             0         0            0             0    APN
0033AG             0         0            0             0    FMS
0033AH             0         0            0             0    DBOF
0033AJ             0         0            0             0    OTHER
0033AK       265,555         0       18,589       284,144    RDT&E,(ETS)
             -------         -       ------       -------
TOTAL        265,555         0       18,589       284,144

SUB-TOTAL
TO DATE   43,040,179    26,344    3,013,620    46,080,143


5. Except as provided herein, all other terms and conditions of Contract N00024-90-C-5208 remain unchanged and in full force and effect.

                     FINANCIAL ACCOUNTING DATA SHEET - NAVY

------------------------------------------------------------------------------------------------------------------------------------
1. CONTRACT NUMBER (CRITICAL)     |2. SPIIN (CRITICAL)    |3. MOD (CRITICAL)      | 4.PR NUMBER                         PAGE 1 OF 1
                                  |                       |                       |  N0002497FR54570
N00024-90-C-5208                  |                       |      P00194           |  TI-97-X15                               COMPTEK
------------------------------------------------------------------------------------------------------------------------------------
5.       |6. LINE OF ACCOUNTING                                                                         |7.         |
         -----------------------------------------------------------------------------------------------|           |
         |A.        |B.           |C.         | D. |  E.  | F. |G. |H.        | I.|  J.  | K.           |           | NAVY INTERNAL
CLIN/SLIN| ACRN     |APPROPRIATION| SUBHEAD   | OBJ| PARM |RFM |SA |AAA       | TT|  PAA |   COST CODE  |  AMOUNT   |  USE ONLY
         |(CRITICAL)|  (CRITICAL) | (CRITICAL)| CLA|      |    |   |(CRITICAL)|   |      | -------------| (CRITICAL)| REF DOC/ACRN
         |          |             |           |    |      |    |   |          |   |      |PROJ|   |PDLI |           |
         |          |                         |    |      |    |   |          |   |      |UNIT|MCC|& SUF|           |
------------------------------------------------------------------------------------------------------------------------------------

0033AK     PN        1771319        84TA      251   SA    S3K        068342 2D  980360  S0164 ETS ETSO  $120,780.00  N0002497AF184TA
                                                                                                                      PE63582N













------------------------------------------------------------------------------------------------------------------------
                                                                                             PAGE TOTAL | $120,780.00   |
                                                                                                        | --------------|
                                                                                            GRAND TOTAL | $120,780.00   |
------------------------------------------------------------------------------------------------------------------------------------
PREPARED/AUTHORIZED BY:                                                       |  COMPTROLLER APPROVAL:
                                                                              |
      /s/ James S. Egeland                                                    |                      /s/  J.L. Pritchett
                                                                              |       J.L. Pritchett 703-602-2527
                                                                              |       BY DIRECTION OF
                                                                              |       CAPT V. H. ACKLEY
JAMES S. EGELAND                                                              |       DEPUTY COMMANDER/COMPTROLLER
DATE: 1/6/97                                                                  |  DATE: 2/5/97
------------------------------------------------------------------------------------------------------------------------------------

                     FINANCIAL ACCOUNTING DATA SHEET - NAVY

------------------------------------------------------------------------------------------------------------------------------------
1. CONTRACT NUMBER (CRITICAL)     |2. SPIIN (CRITICAL)  |3. MOD (CRITICAL)      | 4.PR NUMBER                         PAGE 1 OF 1
                                  |                       |                       |   N0002497FR54570
N00024-90-C-5208                  |                       |      P00194           |  TI-97-X12                               COMPTEK
------------------------------------------------------------------------------------------------------------------------------------
5.       |6. LINE OF ACCOUNTING                                                                         |7.         |
         -----------------------------------------------------------------------------------------------|           |
         |A.        |B.           |C.         | D. |  E.  | F. |G. |H.        | I.|  J.  | K.           |           | NAVY INTERNAL
CLIN/SLIN| ACRN     |APPROPRIATION| SUBHEAD   | OBJ| PARM |RFM |SA |AAA       | TT|  PAA |   COST CODE  |  AMOUNT   |  USE ONLY
         |(CRITICAL)|  (CRITICAL) | (CRITICAL)| CLA|      |    |   |(CRITICAL)|   |      | -------------| (CRITICAL)| REF DOC/ACRN
         |          |             |           |    |      |    |   |          |   |      |PROJ|   |PDLI |           |
         |          |                         |    |      |    |   |          |   |      |UNIT|MCC|& SUF|           |
------------------------------------------------------------------------------------------------------------------------------------

0033AK      PN        1771319         84TA      251  SA    S3K        068342 2D  980360  S0164 ETS ETSO  $69,098.00  N0002497AF184TA
                                                                                                                     PE63582N













------------------------------------------------------------------------------------------------------------------------
                                                                                             PAGE TOTAL |  $69,098.00   |
                                                                                                        | --------------|
                                                                                            GRAND TOTAL |  $69,098.00   |
------------------------------------------------------------------------------------------------------------------------------------
PREPARED/AUTHORIZED BY:                                                       |  COMPTROLLER APPROVAL:
                                                                              |
      /s/ James S. Egeland                                                    |                      /s/  J.L. Pritchett
                                                                              |       J.L. Pritchett 703-602-2527
                                                                              |       BY DIRECTION OF
                                                                              |       CAPT V. H. ACKLEY
JAMES S. EGELAND                                                              |       DEPUTY COMMANDER/COMPTROLLER
DATE: 1/6/97                                                                  |  DATE: 2/5/97
------------------------------------------------------------------------------------------------------------------------------------

                     FINANCIAL ACCOUNTING DATA SHEET - NAVY

------------------------------------------------------------------------------------------------------------------------------------
1. CONTRACT NUMBER (CRITICAL)     |2. SPIIN (CRITICAL)    |3. MOD (CRITICAL)      | 4.PR NUMBER                         PAGE 1 OF 1
                                  |                       |                       |   N0002497FR54570
N00024-90-C-5208                  |                       |      P00194           |  TI-97-X14                               COMPTEK
------------------------------------------------------------------------------------------------------------------------------------
5.       |6. LINE OF ACCOUNTING                                                                         |7.         |
         -----------------------------------------------------------------------------------------------|           |
         |A.        |B.           |C.         | D. |  E.  | F. |G. |H.        | I.|  J.  | K.           |           | NAVY INTERNAL
CLIN/SLIN| ACRN     |APPROPRIATION| SUBHEAD   | OBJ| PARM |RFM |SA |AAA       | TT|  PAA |   COST CODE  |  AMOUNT   |  USE ONLY
         |(CRITICAL)|  (CRITICAL) | (CRITICAL)| CLA|      |    |   |(CRITICAL)|   |      | -------------| (CRITICAL)| REF DOC/ACRN
         |          |             |           |    |      |    |   |          |   |      |PROJ|   |PDLI |           |
         |          |                         |    |      |    |   |          |   |      |UNIT|MCC|& SUF|           |
------------------------------------------------------------------------------------------------------------------------------------

0033AK      PN        1771319         84TA      251  SA    S3K        068342 2D  980360  S0164 ETS ETSO  $94,266.00  N0002497AF184TA
                                                                                                                     PE63582N













------------------------------------------------------------------------------------------------------------------------
                                                                                             PAGE TOTAL |  $94,266.00   |
                                                                                                        | --------------|
                                                                                            GRAND TOTAL |  $94,266.00   |
------------------------------------------------------------------------------------------------------------------------------------
PREPARED/AUTHORIZED BY:                                                       |  COMPTROLLER APPROVAL:
                                                                              |
      /s/ James S. Egeland                                                    |                      /s/  J.L. Pritchett
                                                                              |       J.L. Pritchett 703-602-2527
                                                                              |       BY DIRECTION OF
                                                                              |       CAPT V. H. ACKLEY
JAMES S. EGELAND                                                              |       DEPUTY COMMANDER/COMPTROLLER
DATE: 1/6/97                                                                  |  DATE: 2/5/97
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                        |   1. CONTRACT ID CODE   |     PAGE  OF  PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                      |            U            |        1   |   3
----------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.      |    3. EFFECTIVE DATE  |  4. REQUISITION/PURCHASE REG. NO.    |  5. PROJ NO. (If applicable)
       P00195                      |     same as Blk 16C   |   N00024-97-FR-54571                 |  7-03KF-54571
----------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY          CODE         |      N00024           |  7. ADMINISTERED BY               CODE |  | S3305A
                                   ------------------------|                                        ------------------------------
NAVAL SEA SYSTEMS COMMAND                                  |      DCMC BUFFALO
BUYER/SYMBOL: K. Henry/SEA 0251K                           |      1103 FEDERAL BUILDING
2531 JEFFERSON DAVIS HWY                                   |      111 W. HURON STREET
ARLINGTON, VA   22242-5160                                 |      BUFFALO, NY 14202
PHONE: Area Code 703/602-8105 ext. 516                     |
----------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR       (No., street, county, State and ZIP Code)    |(x)|9A. AMENDMENT OF SOLICITATION NO.
     DUNS No:78-999-5610                                                             |---|
                                                                                     |   |
                                                                                     |   |----------------------------------------
                                                                                     |   |9b. DATED (SEE ITEM 11)
COMPTEK FEDERAL SYSTEMS, INC.                                                        |   |
2732 TRANSIT ROAD                                                                    |---|----------------------------------------
BUFFALO, NY 14224-2523                                                               |   |10A. MODIFICATION OF CONTRACT/ORDER
                                                                                     |   |
                                                                                     | X |N00024-90-C-5208
TIN: 16-1411419                                                                      |   |----------------------------------------
-------------------------------------------------------------------------------------|   |10B. DATED (SEE ITEM 13)
CAGE CODE 0TTJ6                    | FACILITY CODE                                   |   |90 MAR 30
----------------------------------------------------------------------------------------------------------------------------------
          |              11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
----------------------------------------------------------------------------------------------------------------------------------
____| The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers
|___| is | ___| is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning 2 copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
----------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION            (If required)

    See attached Financial Accounting Data Sheet
----------------------------------------------------------------------------------------------------------------------------------
                         13. THIS ITEM APPLIES TO MODIFICATIONS AND CONTRACTS/ORDERS.
                             IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
----------------------------------------------------------------------------------------------------------------------------------
___|A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority). THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
   |   ORDER NO. IN ITEM 10A.
----------------------------------------------------------------------------------------------------------------------------------
   |B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REPLACE THE ADMINISTRATIVE CHANGES
   |   such as changes in paying office, appropriation data, etc.)  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
----------------------------------------------------------------------------------------------------------------------------------
   |C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
   |
----------------------------------------------------------------------------------------------------------------------------------
   |D. OTHER       (Specify type of modification and authority)
 X |Unilateral Modification per Section H, Allotment of Funds Clause paragraph (b)
----------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT:       Contractor (X) is not  ( ) is required to sign this document and return    copies to the issuing office
----------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION   (Organize by UCF section headings, including solicitation/contract subject matter where feasible)




    SEE ATTACHED PAGES                                                  TI-97-X21




Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
----------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)              |16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                           |LCDR MELVIN G. JONES
                                                           |CONTRACTING OFFICER
----------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                 |15C. DATE SIGNED  |16B UNITED STATES OF AMERICA                   |16C. DATE SIGNED
                                        |                  |                                               |
                                        |                  |BY /s/ Melvin G. Jones, LCDR, SC, USN          |
--------------------------------------- |                  |-----------------------------------------------|
(Signature of person authorized to sign)|                  |        (Signature of Contracting Officer)     |24 FEB 97
----------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8070                                      30-105                STANDARD FORM 30           (REV 10-83)
PREVIOUS EDITION UNUSABLE                                                       Perscribed by GSA
                                                                                FAR (48 CFR) 53-243
----------------------------------------------------------------------------------------------------------------------------------

                                                        N00024-90-C-5208
                                                        N0024-97-FR-54571
                                                        Modification P00195
                                                        Page 2 of 3


        The purpose of this modification is to provide additional funds under CLIN 0033 in the amount of $50,000.00. Accordingly the contract is modified as follows:

1. Funding under Clause H-2 ALLOCATION AND ALLOTMANT OF FUNDS is increased as follows:

                EST     FIXED
        ITEM    COST    FEE     TOTAL
                ----    -----   -----
        0033AC  46,729  3,271   50,000

2. The amount funded to date, per the attached financial accounting data sheets, is increased by $50,000.00 from $446,080,143.00 to $46,130,143.00 apportioned as follows:

  ITEM    ESTIMATED COST         COM    FIXED FEE       AMOUNT        CATEGORY
 SUB
TOTAL         35,673,496       26,344    2,497,950   38,197,790

0031AA         1,199,066            0       83,935    1,283,001   O&MN
0031AB           894,528            0       62,618      957,146   RDT&E,N
0031AC            70,093            0        4,907       75,000   SCN(FY89)
0031AD           495,327            0       34,673      530,000   SCN(FY91)
0031AE           355,139            0       24,861      380,000   SCN(FY94)
003lAF           544,860            0       38,140      583,000   OPN
0031AG                 0            0            0            0   WPN
0031AH                 0            0            0            0   APN
0031AJ                 0            0            0            0   FMS
0031AK                 0            0            0            0   DBOF
0031AL                 0            0            0            0   OTHER
                 157,192            0       11,003      168,195   SCN(FY9O)
0031AN           523,364            0       36,636      560,000   O&MNR
0031AP           154,206            0       10,794      165,000   SCN(FY93)
0031AR            70,093            0        4,907       75,000   SCN(FY92)
0031AS           186,916            0       13,084      200,000   SCN(FY96)
0031AT            37,383            0        2,617       40,000   DOD-R&D
0031AU            29,907            0        2,093       32,000   SCN(FY88)
0031AV            60,748            0        4,252       65,000   FMS AUSTRALIAN
0031AW           140,187            0        9,813      150,000   SCN(FY95)
                 -------            -        -----      -------
TOTAL          4,919,009            0      344,333    5,263,342




TOTAL         40,592,505       26,344    2,842,283   43,461,132

                                                         N00024-90-C-5208
                                                         N00024-97-FR-54571
                                                         Modification P00195
                                                         Page 3 of 3




  ITEM   ESTIMATED COST        COM    FIXED FEE      AMOUNT     CATEGORY
SUB
TOTAL       40,592,505       26,344    2,842,283   43,461,132

0032AA       1,012,149            0       70,851    1,083,000   O&MN
0032AB         448,488            0       31,394      479,882   RDT&E,N
0032AC         130,841            0        9,159      140,000   SCN(FY91)
0032AD         126,636            0        8,864      135,500   OPN
0032AE               0            0            0            0   WPN
0032AF               0            0            0            0   APN
0032AG               0            0            0            0   FMS
0032AH               0            0            0            0   DBOF
0032AJ               0            0            0            0   OTHER
0032AK         247,664            0       17,336      265,000   SCN(FY94)
0032AL          46,729            0        3,271       50,000   SCN(FY96)
0032AM         136,314            0        9,542      145,856   RDT&E,(ETS)
0032AN          19,279            0        1,350       20,629   SCN(FY88)
0032AP          14,019            0          981       15,000   SCN(FY93)
                ------            -          ---       ------
TOTAL        2,182,119            0      152,748    2,334,867

0033AA               0            0            0            0   O&MN
0033AB               0            0            0            0   RDT&E,N
0033AC          46,729            0        3,271       50,000   SCN
0033AD               0            0            0            0   OPN
0033AE               0            0            0            0   WPN
0033AF               0            0            0            0   APN
0033AG               0            0            0            0   FMS
0033AH               0            0            0            0   DBOF
0033AJ               0            0            0            0   OTHER
0033AK         265,555            0       18,589      284,144   RDT&E,(ETS)
               -------            -       ------      -------
TOTAL          312,284            0       21,860      334,144


SUB-TOTAL
TO DATE     43,086,908       26,344    3,016,891   46,130,143



3. Except as provided herein, all other terms and conditions of Contract N00024-90-C-5208 remain unchanged and in full force and effect.

                     FINANCIAL ACCOUNTING DATA SHEET - NAVY

------------------------------------------------------------------------------------------------------------------------------------
1. CONTRACT NUMBER (CRITICAL)     |2. SPIIN (CRITICAL)  |3. MOD (CRITICAL)      | 4.PR NUMBER                         PAGE 1 OF 1
N0002490C5208                     |                       |                       |              N0002497FR54571
                                  |                       |      P00195           |  N0002497TI97X21
------------------------------------------------------------------------------------------------------------------------------------
5.       |6. LINE OF ACCOUNTING                                                                         |7.         |
         -----------------------------------------------------------------------------------------------|           |
         |A.        |B.           |C.         | D. |  E.  | F. |G. |H.        | I.|  J.  | K.           |           | NAVY INTERNAL
CLIN/SLIN| ACRN     |APPROPRIATION| SUBHEAD   | OBJ| PARM |RFM |SA |AAA       | TT|  PAA |   COST CODE  |  AMOUNT   |  USE ONLY
         |(CRITICAL)|  (CRITICAL) | (CRITICAL)| CLA|      |    |   |(CRITICAL)|   |      | -------------| (CRITICAL)| REF DOC/ACRN
         |          |             |           |    |      |    |   |          |   |      |PROJ     PDLI |           |
         |          |                         |    |      |    |   |          |   |      |UNIT MCC & SUF|           |
------------------------------------------------------------------------------------------------------------------------------------

0033AC      PS        1761711         8212      000  YW    WGL   0    068342   2D  980360 22175 400 001B  50,000.00  N0002496PD92376

















------------------------------------------------------------------------------------------------------------------------
                                                                                             PAGE TOTAL |   50,000.00   |
                                                                                                        | --------------|
                                                                                            GRAND TOTAL |               |
------------------------------------------------------------------------------------------------------------------------------------
PREPARED/AUTHORIZED BY:                                                       |  COMPTROLLER APPROVAL:
                                                                              |
      /s/ SIGNATURE UNREADABLE                                                |                      /s/  V. F. Jefferson
                                                                              |       V. Jefferson 703-602-3130X212
                                                                              |       BY DIRECTION OF
                                                                              |       CAPT V. H. ACKLEY
                                                                              |       DEPUTY COMMANDER/COMPTROLLER
DATE:                                                                         |  DATE: 2/13/97
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                        |   1. CONTRACT ID CODE   |     PAGE  OF  PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                      |            U            |        1   |   3
----------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.      |    3. EFFECTIVE DATE  |  4. REQUISITION/PURCHASE REG. NO.    |  5. PROJ NO. (If applicable)
       P00196                      |     same as Blk 16C   |   N00024-97-FR-54572                 |  7-03KF-54572
----------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY          CODE         |      N00024           |  7. ADMINISTERED BY               CODE |  | S3305A
                                   ------------------------|                                        ------------------------------
NAVAL SEA SYSTEMS COMMAND                                   |      DCMC BUFFALO
BUYER/SYMBOL: Diane Mingo/SEA 02513                        |      1103 FEDERAL BUILDING
2531 JEFFERSON DAVIS HWY                                   |      111 W. HURON STREET
ARLINGTON, VA   22242-5160                                 |      BUFFALO, NY 14202
PHONE: Area Code 703/602-8105 ext. 516                     |
----------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR       (No., street, county, State and ZIP Code)    |(x)|9A. AMENDMENT OF SOLICITATION NO.
     DUNS No:78-999-5610                                                             |---|
                                                                                     |   |
                                                                                     |   |----------------------------------------
                                                                                     |   |9b. DATED (SEE ITEM 11)
COMPTEK FEDERAL SYSTEMS, INC.                                                        |   |
2732 TRANSIT ROAD                                                                    |---|----------------------------------------
BUFFALO, NY 14224-2523                                                               |   |10A. MODIFICATION OF CONTRACT/ORDER
                                                                                     |   |
                                                                                     | X |N00024-90-C-5208
TIN: 16-1411419                                                                      |   |----------------------------------------
-------------------------------------------------------------------------------------|   |10B. DATED (SEE ITEM 13)
CAGE CODE 0TTJ6                    | FACILITY CODE                                   |   |90 MAR 30
----------------------------------------------------------------------------------------------------------------------------------
                         11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
----------------------------------------------------------------------------------------------------------------------------------
____| The above numbered solicitations is amended as set forth in Item 14. The hour and date specified for receipt of Offers
___ is  ___ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation as amended, by one of the following method:
(a) By completing Items 8 and 15, and returning 2 copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
----------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION            (If required)

    See attached Financial Accounting Data Sheet
----------------------------------------------------------------------------------------------------------------------------------
                         13. THIS ITEM APPLIES TO MODIFICATIONS AND CONTRACTS/ORDERS.
                             IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
----------------------------------------------------------------------------------------------------------------------------------
___|A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority). THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
   |   ORDER NO. IN ITEM 10A.
----------------------------------------------------------------------------------------------------------------------------------
   |B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REPLACE THE ADMINISTRATIVE CHANGES
   |   such as changes in paying office, appropriation data, etc.)  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
----------------------------------------------------------------------------------------------------------------------------------
   |C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
   |
----------------------------------------------------------------------------------------------------------------------------------
   |D. OTHER       (Specify type of modification and authority)
 X |Unilateral Modification per Section H, Allotment of Funds Clause paragraph (b)
----------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT:       Contractor (X) is not  ( ) is required to sign this document and return    copies to the issuing office
----------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION   (Organize by UFC section headings, including solicitation/contract subject matter where feasible)




    SEE ATTACHED PAGES                                           TI-97-X25




Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
----------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)              |16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                           |LCDR MELVIN G. JONES
                                                           |CONTRACTING OFFICER
----------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                 |15C. DATE SIGNED  |16B UNITED STATES OF AMERICA                   |16C. DATE SIGNED
                                        |                  |                                               |
                                        |                  |BY /s/ Melvin G. Jones                         |
--------------------------------------- |                  |-----------------------------------------------|
(Signature of person authorized to sign)|                  |        (Signature of Contracting Officer)     |19 Mar 97
----------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8070                                      30-105                STANDARD FORM 30           (REV 10-83)
PREVIOUS EDITION UNUSABLE                                                       Perscribed by GSA
                                                                                FAR (48 CFR) 53-243
----------------------------------------------------------------------------------------------------------------------------------

                                                             N00024-90-C-5208
                                                             N00024-97-FR-54572
                                                             Modification P00196
                                                             Page 2 of 3

The purposes of this modification are to:

   (a)    up date SOW Under SECTION C, P00152, and
   (b)    provide additional funds under CLIN 0033 in the amount of $99,997.00.

Accordingly, the contract is modified as follows:

1. Under SECTION C - DESCRIPTION/SPECIFICATION WORK STATEMENT, add the following:

    Provide hardware engineering technical inputs and requirement assessments for ship Combat Direction Systems and shore site facilities. Review ship and shore equipment requirements, deficiencies, surveys, engineering change proposals, system specifications, and provide analysis and recommendations for equipment installations and upgrades. Prepare detailed equipment delivery orders. Prepare, and maintain Government Furnished Equipment (GFE) lists. Provide Engineering Change Proposal (ECP), System documentation, and Equipment Delivery Order tracking summaries. Review system planning documentation and provide technical inputs to identify alternatives for hardware/software implementations. Provide engineering, design, implementations, and documentation support for ACDS integration of proposed and ongoing system upgrades and maintenance efforts.

2. Funding under Clause H-2 ALLOCATION AND ALLOTMANT OF FUNDS is increased as follow:

                  EST       FIXED
         ITEM     COST     FEE      TOTAL
                  ----     ---      -----
         0033AD   93,455   6,542    99,997

3. The amount funded to date, per the attached financial accounting data sheet, is increased by $99,997.00 from $46,130,143.00 to a new total $46,230,140.00 apportioned as follows:

         ITEM      ESTIMATED         COM   FIXED FEE   AMOUNT   CATEGORY
                     COST
SUB
TOTAL             35,673,496      26,344   2,497,950  38,197,790

0031AA             1,199,066           0      83,935   1,283,001   O&MN
003lAB               894,528           0      62,618     957,146   RDT&E,N
003lAC                70,093           0       4,907      75,000   SCN(FY89)
0031AD               495,327           0      34,673     530,000   SCN(FY91)
003lAE               355,139           0      24,861     380,000   SCN(FY94)
0031AF               544,860           0      38,140     583,000   OPN
003lAG                     0           0           0           0   WPN
0031AH                     0           0           0           0   APN
0031AJ                     0           0           0           0   FMS
0031AK                     0           0           0           0   DBOF
0031AL                     0           0           0           0   OTHER
0031AM               157,192           0      11,003     168,195   SCN(FY9O)
0031AN               523,364           0      36,636     560,000   O&MNR
0031AP               154,206           0      10,794     165,000   SCN(FY93)
003lAR                70,093           0       4,907      75,000   SCN(FY92)
0031AS               186,916           0      13,084     200,000   SCN(FY96)
003lAT                37,383           0       2,617      40,000   DOD-R&D
0031AU                29,907           0       2,093      32,000   SCN(FY88)
0031AV                60,748           0       4,252      65,000   FMS AUSTRALIAN
0031AW               140,187           0       9,813     150,000   SCN(FY95)


                                                            N00024-90-C-5208
                                                            N00024-97-FR-54572
                                                            Modification P00196
                                                            Page 3 of 3

ITEM       ESTIMATED       COM     FIXED FEE    AMOUNT    CATEGORY
SUB
TOTAL     40,592,505      26,344   2,842,283  43,461,132

0032AA     1,012,149           0      70,851   1,083,000   O&MN
0032AB       448,488           0      31,394     479,882   RDT&E,N
0032AC       130,841           0       9,159     140,000   SCN(FY91)
0032AD       126,636           0       8,864     135,500   OPN
0032AE             0           0           0           0   WPN
0032AF             0           0           0           0   APN
0032AG             0           0           0           0   FMS
0032AH             0           0           0           0   DBOF
0032AJ             0           0           0           0   OTHER
0032AK       247,664           0      17,336     265,000   SCN(FY94)
0032AL        46,729           0       3,271      50,000   SCN(FY96)
0032AM       136,314           0       9,542     145,856   RDT&E, (ETS)
0032AN        19,279           0       1,350      20,629   SCN(FY88)
0032AP        14,019           0         981      15,000   SCN(FY93)
           ---------           -     -------   ---------
TOTAL      2,182,119           0     152,748   2,334,867

0033AA             0           0           0           0   O&MN
0033AB             0           0           0           0   RDT&E,N
0033AC        46,729           0       3,271      50,000   SCN
0033AD        93,455           0       6,542      99,997   OPN
0033AE             0           0           0           0   WPN
0033AF             0           0           0           0   APN
0033AG             0           0           0           0   FMS
0032AH             0           0           0           0   DBOF
0033AJ             0           0           0           0   OTHER
0032AK       265,555           0      18,589     284,144   RDT&E, (ETS)
             -------           -      ------     -------
TOTAL        405,739           0      28,402     434,141



SUB-TOTAL
TO DATE   43,180,363      26,344   3,023,433  46,230,140

4. Except as provided herein, all other terms and conditions of Contract N00024-90-C-5208 remain unchanged and in full force and effect.

                     FINANCIAL ACCOUNTING DATA SHEET - NAVY

------------------------------------------------------------------------------------------------------------------------------------
1. CONTRACT NUMBER (CRITICAL)     |2. (SPIIN) (CRITICAL)  |3. MOD (CRITICAL)      | 4.PR NUMBER                         PAGE 1 OF 1
N0002490C5208                     |                       |                       |      N0002497FR54572
                                  |                       |      P00196           | N0002497TI97-X25
------------------------------------------------------------------------------------------------------------------------------------
5.       |6. LINE OF ACCOUNTING                                                                         |7.         |
         -----------------------------------------------------------------------------------------------|           |
         |A.        |B.           |C.         | D. |  E.  | F. |G. |H.        | I.|  J.  | K.           |           | NAVY INTERNAL
CLIN/SLIN| ACRN     |APPROPRIATION| SUBHEAD   | OBJ| PARM |RFM |SA |AAA       | TT|  PAA |   COST CODE  |  AMOUNT   |  USE ONLY
         |(CRITICAL)|  (CRITICAL) | (CRITICAL)| CLA|      |    |   |(CRITICAL)|   |      | -------------| (CRITICAL)| REF DOC/ACRN
         |          |             |           |    |      |    |   |          |   |      |PROJ|   |PDLI |           |
         |          |                         |    |      |    |   |          |   |      |UNIT|MCC|& SUF|           |
------------------------------------------------------------------------------------------------------------------------------------

0032AD      PU        1761810         12LU      252  SA    SDF   0    068342 2D  000000  LU061 000 0000 $ 99,997.00  N0002496AF312LU












------------------------------------------------------------------------------------------------------------------------
                                                                                             PAGE TOTAL | $  99,997.00  |
                                                                                                        | --------------|
                                                                                            GRAND TOTAL |               |
------------------------------------------------------------------------------------------------------------------------------------
PREPARED/AUTHORIZED BY: Zeline S. Plummer                                     |  COMPTROLLER APPROVAL:
                                                                              |
      /s/ Zelma S. Plummer                                                    |       /s/  R. Spaulding 703-602-5000 X402
                                                                              |       R. Spaulding 703-602-5000 X402
                                                                              |       BY DIRECTION OF
                                                                              |       CAPT V. H. ACKLEY
                                                                              |       DEPUTY COMMANDER/COMPTROLLER
DATE:  2/3/97                                                                 |  DATE:  3/6/97
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                        |   1. CONTRACT ID CODE   |     PAGE  OF  PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                      |            U            |        1   |   3
----------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.      |    3. EFFECTIVE DATE  |  4. REQUISITION/PURCHASE REG. NO.    |  5. PROJ NO. (If applicable)
       P00197                      |     same as Blk 16C   |   N00024-97-FR-54573                 |  7-03KF-54573
----------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY          CODE         |      N00024           |  7. ADMINISTERED BY               CODE |  | S3305A
                                   ------------------------|                                        ------------------------------
NAVAL SEA SYSTEMS COMMAND                                  |      DCMC BUFFALO
BUYER/SYMBOL: Diane Mingo/SEA 02513                        |      1103 FEDERAL BUILDING
2531 JEFFERSON DAVIS HWY                                   |      111 W. HURON STREET
ARLINGTON, VA   22242-5160                                 |      BUFFALO, NY 14202
PHONE: Area Code 703/602-8105 ext. 516                     |
----------------------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR       (No., street, county, State and ZIP Code)    |(x)|9A. AMENDMENT OF SOLICITATION NO.
     DUNS No:78-999-5610                                                             |---|
                                                                                     |   |
                                                                                     |   |----------------------------------------
                                                                                     |   |9b. DATED (SEE ITEM 11)
COMPTEK FEDERAL SYSTEMS, INC.                                                        |   |
2732 TRANSIT ROAD                                                                    |---|----------------------------------------
BUFFALO, NY 14224-2523                                                               |   |10A. MODIFICATION OF CONTRACT/ORDER
                                                                                     |   |
                                                                                     | X |N00024-90-C-5208
TIN: 16-1411419                                                                      |   |----------------------------------------
-------------------------------------------------------------------------------------|   |10B. DATED (SEE ITEM 13)
CAGE CODE 0TTJ6                    | FACILITY CODE                                   |   |90 MAR 30
----------------------------------------------------------------------------------------------------------------------------------
                         11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
----------------------------------------------------------------------------------------------------------------------------------
____| The above numbered solicitations is amended as set forth in Item 14. The hour and date specified for receipt of
Offers |___| is  |___| is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation as amended, by one of the following method:
(a) By completing Items 8 and 15, and returning 2 copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
----------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION            (If required)

    See attached Financial Accounting Data Sheet
----------------------------------------------------------------------------------------------------------------------------------
                         13. THIS ITEM APPLIES TO MODIFICATIONS AND CONTRACTS/ORDERS.
                             IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
----------------------------------------------------------------------------------------------------------------------------------
___|A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority). THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
   |   ORDER NO. IN ITEM 10A.
----------------------------------------------------------------------------------------------------------------------------------
   |B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REPLACE THE ADMINISTRATIVE CHANGES
   |   such as changes in paying office, appropriation data, etc.)  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
----------------------------------------------------------------------------------------------------------------------------------
   |C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
   |
----------------------------------------------------------------------------------------------------------------------------------
   |D. OTHER       (Specify type of modification and authority)
 X |Unilateral Modification pursuant to clause H-2, Allotment of Funds
----------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT:       Contractor (X) is not  ( ) is required to sign this document and return    copies to the issuing office
----------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION   (Organize by UCF section headings, including solicitation/contract subject matter where feasible)




    SEE ATTACHED PAGES                                                          TI-97-X26




Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
----------------------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)              |16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                           |LCDR MELVIN G. JONES
                                                           |CONTRACTING OFFICER
----------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                 |15C. DATE SIGNED  |16B UNITED STATES OF AMERICA                   |16C. DATE SIGNED
                                        |                  |                                               |
                                        |                  |BY /s/ Melvin G. Jones                         |
--------------------------------------- |                  |-----------------------------------------------|
(Signature of person authorized to sign)|                  |        (Signature of Contracting Officer)     |19 MAR 97
----------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8070                                      30-105                STANDARD FORM 30           (REV 10-83)
PREVIOUS EDITION UNUSABLE                                                       Perscribed by GSA
                                                                                FAR (48 CFR) 53-243
----------------------------------------------------------------------------------------------------------------------------------

                                                       N00024-90-C-5208
                                                       N00024-97-FR-54573
                                                       Modification P00197
                                                       Page 2 of 3

The purposes of this modification are to:
      (a)      update SOW Under SECTION C, P00152, and
      (b) provide additional funds under CLIN 0033 in the amount of $215,000.



Accordingly, the contract is modified as follows:

1. Under SECTION C - DESCRIPTION/SPECIFICATION WORK STATEMENT, add the following:

      Provide hardware and software engineering technical inputs in the areas of system functional analysis and allocation, baseline definitions, technical documentation assessments, Engineering Change Proposal (ECP) analysis, Specification Change Notice (SCN) evaluation, system compatibility assessments, and combat system integration analyses. Provide system engineering for the integration and test of new and existing system designs including test scheduling and Independent Verification and Validation (IV&V) methodology.

2. Funding under Clause H-2 ALLOCATION AND ALLOTMANT OF FUNDS is increased as follow:

                          EST              FIXED
    ITEM                  COST              FEE                    TOTAL
                          ----              ---                    -----

  0033AB                 200,935           14,065                  215,000



3. The amount funded to date, per the attached financial accounting data sheet, is increased by $215,000.00 by $46,230,140.00 to a new total $46,445,140.00 apportioned as follows:



         ITEM      ESTIMATED         COM   FIXED FEE   AMOUNT   CATEGORY
                     COST
SUB
TOTAL             35,673,496      26,344   2,497,950  38,197,790

0031AA             1,199,066           0      83,935   1,283,001   O&MN
003lAB               894,528           0      62,618     957,146   RDT&E,N
003lAC                70,093           0       4,907      75,000   SCN(FY89)
0031AD               495,327           0      34,673     530,000   SCN(FY91)
003lAE               355,139           0      24,861     380,000   SCN(FY94)
0031AF               544,860           0      38,140     583,000   OPN
003lAG                     0           0           0           0   WPN
0031AH                     0           0           0           0   APN
0031AJ                     0           0           0           0   FMS
0031AK                     0           0           0           0   DBOF
0031AL                     0           0           0           0   OTHER
0031AM               157,192           0      11,003     168,195   SCN(FY9O)
0031AN               523,364           0      36,636     560,000   O&MNR
0031AP               154,206           0      10,794     165,000   SCN(FY93)
003lAR                70,093           0       4,907      75,000   SCN(FY92)
0031AS               186,916           0      13,084     200,000   SCN(FY96)
003lAT                37,383           0       2,617      40,000   DOD-R&D
0031AU                29,907           0       2,093      32,000   SCN(FY88)
0031AV                60,748           0       4,252      65,000   FMS AUSTRALIAN
0031AW               140,187           0       9,813     150,000   SCN(FY95)
                     -------           -       -----     -------
TOTAL              4,919,009           0     344,333   5,263,342

                                                            N00024-90-C-5208
                                                            N00024-97-FR-54572
                                                            Modification P00196
                                                            Page 3 of 3

             ITEM       ESTIMATED    COM      FIXED FEE       AMOUNT   CATEGORY
SUB
TOTAL     40,592,505      26,344   2,842,283  43,461,132

0032AA     1,012,149           0      70,851   1,083,000   O&MN
0032AB       448,488           0      31,394     479,882   RDT&E,N
0032AC       130,841           0       9,159     140,000   SCN(FY91)
0032AD       126,636           0       8,864     135,500   OPN
0032AE             0           0           0           0   WPN
0032AF             0           0           0           0   APN
0032AG             0           0           0           0   FMS
0032AH             0           0           0           0   DBOF
0032AJ             0           0           0           0   OTHER
0032AK       247,664           0      17,336     265,000   SCN(FY94)
0032AL        46,729           0       3,271      50,000   SCN(FY96)
0032AM       136,314           0       9,542     145,856   RDT&E, (ETS)
0032AN        19,279           0       1,350      20,629   SCN(FY88)
0032AP        14,019           0         981      15,000   SCN(FY93)
           ---------           -     -------   ---------
TOTAL      2,182,119           0     152,748   2,334,867

0033AA             0           0           0           0   O&MN
0033AB       200,935           0      14,065     215,000   RDT&E,N
0033AC        46,729           0       3,271      50,000   SCN
0033AD        93,455           0       6,542      99,997   OPN
0033AE             0           0           0           0   WPN
0033AF             0           0           0           0   APN
0033AG             0           0           0           0   FMS
0032AH             0           0           0           0   DBOF
0033AJ             0           0           0           0   OTHER
0032AK       265,555           0      18,589     284,144   RDT&E, (ETS)
             -------           -      ------     -------
TOTAL        606,674           0      42,467     649,141



SUB-TOTAL
TO DATE   43,381,298      26,344   3,037,498  46,445,140

4. Except as provided herein, all other terms and conditions of Contract N00024-90-C-5208 remain unchanged and in full force and effect.

                     FINANCIAL ACCOUNTING DATA SHEET - NAVY

------------------------------------------------------------------------------------------------------------------------------------
1. CONTRACT NUMBER (CRITICAL)     |2. (SPIIN) (CRITICAL)  |3. MOD (CRITICAL)      | 4.PR NUMBER                         PAGE 1 OF 1
N0002490C5208                     |                       |                       |      N0002497TIX26    N0002497FR54573
                                  |                       |      P00197           |
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5.       |6. LINE OF ACCOUNTING                                                                         |7.         |
         -----------------------------------------------------------------------------------------------|           |
         |A.        |B.           |C.         | D. |  E.  | F. |G. |H.        | I.|  J.  | K.           |           | NAVY INTERNAL
CLIN/SLIN| ACRN     |APPROPRIATION| SUBHEAD   | OBJ| PARM |RFM |SA |AAA       | TT|  PAA |   COST CODE  |  AMOUNT   |  USE ONLY
         |(CRITICAL)|  (CRITICAL) | (CRITICAL)| CLA|      |    |   |(CRITICAL)|   |      | -------------| (CRITICAL)| REF DOC/ACRN
         |          |             |           |    |      |    |   |          |   |      |PROJ|   |PDLI |           |
         |          |                         |    |      |    |   |          |   |      |UNIT|MCC|& SUF|           |
------------------------------------------------------------------------------------------------------------------------------------

0033/AB     PV        1771319         1450      252  SA    SDF   0    068342 2D  980360  U2039 000 0010 $215,000.00  N0002497AF11450












------------------------------------------------------------------------------------------------------------------------
                                                                                             PAGE TOTAL | $ 215,000.00  |
                                                                                                        | --------------|
                                                                                            GRAND TOTAL |               |
------------------------------------------------------------------------------------------------------------------------------------
PREPARED/AUTHORIZED BY: M. O. Driscoll                                        |  COMPTROLLER APPROVAL:
                                                                              |
      /s/ M.O. Driscoll                                                       |       /s/  E. Spaulding 703-602-5000 X402
                                                                              |       E. Spaulding 703-602-5000 X402
                                                                              |       BY DIRECTION OF
                                                                              |       CAPT V. H. ACKLEY
                                                                              |       DEPUTY COMMANDER/COMPTROLLER
DATE:  2/4/97                                                                 |  DATE:  3/6/97
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                        |   1. CONTRACT ID CODE   |     PAGE  OF  PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                      |            U            |        1   |   2
----------------------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.      |    3. EFFECTIVE DATE  |  4. REQUISITION/PURCHASE REG. NO.    |  5. PROJ NO. (If applicable)
       P00198                      |     same as Blk 16C   |   N00024-97-MR-23023                 |  7-025-23023
----------------------------------------------------------------------------------------------------------------------------------
6. ISSUED BY          CODE         |      N00024           |  7. ADMINISTERED BY               CODE |  | S3305A
                                   ------------------------|                                        ------------------------------
NAVAL SEA SYSTEMS COMMAND                                  |      DCMC BUFFALO
BUYER/SYMBOL: K. Henry/SEA 0251K                           |      1103 FEDERAL BUILDING
2531 JEFFERSON DAVIS HWY                                   |      111 W. HURON STREET
ARLINGTON, VA   22242-5160                                 |      BUFFALO, NY 14202
PHONE: Area Code 703/602-8105 ext. 516                     |
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8. NAME AND ADDRESS OF CONTRACTOR       (No., street, county, State and ZIP Code)    |(x)|9A. AMENDMENT OF SOLICITATION NO.
     DUNS No: 78-999-5610                                                            |---|
                                                                                     |   |
                                                                                     |   |----------------------------------------
                                                                                     |   |9b. DATED (SEE ITEM 11)
COMPTEK FEDERAL SYSTEMS, INC.                                                        |   |
2732 TRANSIT ROAD                                                                    |---|----------------------------------------
BUFFALO, NY 14224-2523                                                               |   |10A. MODIFICATION OF CONTRACT/ORDER
                                                                                     |   |
                                                                                     | X |N00024-90-C-5208
TIN: 16-1411419                                                                      |   |----------------------------------------
-------------------------------------------------------------------------------------|   |10B. DATED (SEE ITEM 13)
CAGE CODE 0TTJ6                    | FACILITY CODE                                   |   |90 MAR 30
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                         11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
----------------------------------------------------------------------------------------------------------------------------------
____| The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of
Offers |___| is  |___| is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning 2 copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE
SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
----------------------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION            (If required)

    See attached Financial Accounting Data Sheet
----------------------------------------------------------------------------------------------------------------------------------
                         13. THIS ITEM APPLIES TO MODIFICATIONS AND CONTRACTS/ORDERS.
                             IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
----------------------------------------------------------------------------------------------------------------------------------
___|A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority). THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT
   |   ORDER NO. IN ITEM 10A.
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   |B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REPLACE THE ADMINISTRATIVE CHANGES
 X |   such as changes in paying office, appropriation data, etc.)  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
----------------------------------------------------------------------------------------------------------------------------------
   |C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
   |
----------------------------------------------------------------------------------------------------------------------------------
   |D. OTHER       (Specify type of modification and authority)
   |
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E. IMPORTANT:       Contractor (X) is not  ( ) is required to sign this document and return    copies to the issuing office
----------------------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION   (Organize by UCF section headings, including solicitation/contract subject matter where feasible)




    SEE ATTACHED PAGES




Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
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15A. NAME AND TITLE OF SIGNER (Type or print)              |16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                           |LCDR MELVIN G. JONES
                                                           |Contracting Officer
----------------------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                 |15C. DATE SIGNED  |16B UNITED STATES OF AMERICA                   |16C. DATE SIGNED
                                        |                  |                                               |
                                        |                  |BY /s/ Melvin G. Jones, LCDR, SC, USN          |
--------------------------------------- |                  |-----------------------------------------------|
(Signature of person authorized to sign)|                  |        (Signature of Contracting Officer)     |28 JAN 97
----------------------------------------------------------------------------------------------------------------------------------
NSN 7540-01-152-8070                                      30-105                STANDARD FORM 30           (REV 10-83)
PREVIOUS EDITION UNUSABLE                                                       Perscribed by GSA
                                                                                FAR (48 CFR) 53-243
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

                                                                N00024-90-C-5208
                                                                P00198
                                                                Page 2 of 2

The purpose of this modification to Contract N00024-90-C-5208 is to correct the Financial Accounting Data (FAD) Sheets issued under modifications P00019, P00022 and P00054.
Accordingly, the contract is revised as follows:

1. The attached FAD sheet is added making the following changes:

       (a) Under P00019, Block 6A, ACRN of FAD sheet N00024-91-PR-67438, is changed from BK to BN.

       (b) Under P00022, Block 6A, ACRN of FAD sheet N00024-91-FR-67453, is changed from AA to BL; and the ACRN BM is added to FAD sheet N00024-91-FR-67457.

       (c) Under P00054, Block 6A, ACRN, of FAD sheet N00024-93-FR-68053, is changed from CX to CY.

4. Except as modified herein, all other terms and conditions of said contract remains unchanged and in full force and effect.

                     FINANCIAL ACCOUNTING DATA SHEET - NAVY

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1. CONTRACT NUMBER (CRITICAL)     |2. SPIIN   (CRITICAL)  |3. MOD (CRITICAL)      | 4.PR NUMBER                         PAGE 1_OF 1_
N0002490C5208                     |                       |                       |
                                  |                       |      P00198           |  N0002497-MR-23023
------------------------------------------------------------------------------------------------------------------------------------
5.       |6. LINE OF ACCOUNTING                                                                        |7.         |
         ----------------------------------------------------------------------------------------------|           |
         |A.        |B.           |C.        | D. |  E.  | F. |G. |H.        | I.|  J.  | K.           |           | NAVY INTERNAL
CLIN/SLIN| ACRN     |APPROPRIATION|SUBHEAD   | OBJ| PARM |RFM |SA |AAA       | TT|  PAA |   COST CODE  |  AMOUNT   |  USE ONLY
         |(CRITICAL)|  (CRITICAL) |(CRITICAL)| CLA|      |    |   |(CRITICAL)|   |      | -------------| (CRITICAL)| REF DOC/ACRN
         |          |             |          |    |      |    |   |          |   |      |PROJ     PDLI |           |
         |          |                        |    |      |    |   |          |   |      |UNIT MCC & SUF|           |
------------------------------------------------------------------------------------------------------------------------------------

CORRECTION TO P00019
0005/AD     BK        9710400        1304      000  DK    EDK   0    068342   2D 000000 E1T10 000 7658 ($200,000.00) N0003991RCD4412
0005/AD     BN        9710400        1304      000  DK    EDK   0    068342   2D 000000 E1T10 000 7658  $200,000.00  N0003991RCD4412

  CORRECTION TO P00022

0001/AH     AA        17X4912        1961      000  77    777   0    063126   2F 000000 VU1WX 302 20AA  ($40,000.00) N6312691WX30220
0001/AH     BL        17X4930        NH2C      000  77    777   0    063126   2F 000000 VU1WX 302 20AA   $40,000.00  N6312691WX30220

0001/AD               1711810        52MB      000  S3    161   0    068342   2D 000000 MB091 000 1000  ($50,000.00) N0003991PDEE485
0001/AD     BM        1711810        52MB      000  S3    161   0    068342   2D 000000 MB091 000 1000   $50,000.00  N0003991PDEE485

  CORRECTION TO P00054

0017/AE     CX        1791611        8224      000  WC     M    0    068342   2D 000000 21685 906 102Z   ($5,000.00) N0002490PD4D595
0017/AE     CY        1791611        8224      000  WC     M    0    068342   2D 000000 21685 906 102Z    $5,000.00  N0002490PD4D595



                          ADMIN MODIFICATION FOR DFAS-CO (MOCAS) ONLY





------------------------------------------------------------------------------------------------------------------------
                                                                                             PAGE TOTAL |     -0-       |
                                                                                                        | --------------|
                                                                                            GRAND TOTAL |               |
------------------------------------------------------------------------------------------------------------------------------------
PREPARED/AUTHORIZED BY:                                                       |  COMPTROLLER APPROVAL:
                                                                              |        P.L. MORGAN-MAY 703-602-1238X317
          PAMELA MORGAN-MAY, SEA 01P2                                         |        BY DIRECTION OF
                                                                              |        CAPT V. H. ACKLEY
                                                                              |        DEPUTY COMMANDER/COMPTROLLER
                                                                              |
                                                                              |
DATE:                                                                         |  DATE:
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